UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

HERITAGE SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 573-3800

RICHARD K. RIESS, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1800 Massachusetts Avenue, NW

Washington, D.C. 20036

Date of fiscal year end: October 31

Date of reporting period: October 31

Item 1. Reports to Shareholders

Heritage Series Trust

Annual Report

November 18, 2005

Dear Shareholder,

It is with deep regret that we report to you the passing of Robert Brady, President of Heritage Asset Management, Inc. (investment manager of your fund) on October 27, 2005. Mr. Brady was a highly respected and valued member of the Heritage family. He was a great teacher and mentor and will be remembered for his high integrity, humor and intelligence. He is survived by his wife, three children and eighteen grandchildren.

Stephen Hill, formerly president of Heritage Asset Management, Inc. and the Heritage Funds has been appointed to take over as President of Heritage and the Board of Trustees of each Heritage Fund has elected Mr. Hill as President of the Heritage Funds. Mr. Hill has over 20 years experience in the financial services industry including more than 10 years with Heritage.

Thank you for your investment with the Heritage Funds.

Regards,

Thomas A. James
Chairman of the Board
Heritage Series Trust

November 15, 2005

Dear Fellow Shareholders:

It is a pleasure to report to you on the Heritage Series Trust–Core Equity Fund’s (the “Fund”)(a) first reporting period from its inception date of May 2, 2005, through its fiscal year end, October 31, 2005. During this reporting period, major equity indices posted gains with intermittent periods of strength and weakness. Stock prices rose during May, beginning the first week following the Federal Reserve’s (the “Fed”) eighth quarter-point funds rate increase (to 3%), maintaining its position that accommodation can be removed at a “measured” pace. An encouraging employment report, mild inflation news, and declining oil prices to a 3-month low of $46.80 a barrel also supported investor confidence in May. But the positive market momentum wasn’t maintained in June, however, which got off to a negative start following a disappointing employment report and rising oil prices back up to $55 a barrel. Although an upbeat Fed “Beige Book” report and a rebound in consumer sentiment supported higher stock prices in mid-month, a surge in crude futures to a record $60 a barrel the following week sparked a sell off on global growth concerns that erased earlier gains.

The equity market regained its positive momentum during the third calendar quarter on the strength of a July through early August rally that was followed by a meandering, directionless trend through September. During July, investors were encouraged by reports showing healthy economic growth with low inflation and attractive earnings gains. Stocks drifted lower during August, however, as crude oil hit new highs and investor concerns shifted toward the economic impact of rising energy costs, highlighted during the third week when Wal-Mart lowered its earnings forecast, reigniting worries about high gasoline prices on consumer spending. Crude oil spiked to a new record of $67.49 a barrel as Hurricane Katrina headed toward the Gulf Coast, followed by increased market volatility as widespread devastation became apparent and refineries were shut down. Economic concerns were reinforced during September by another Gulf Coast storm, Hurricane Rita, which hit the Texas-Louisiana coast. Alcoa’s third quarter profit warning on soaring energy and raw materials costs added to inflation pressure concerns, and the Fed’s eleventh quarter-point target rate increase to 3.75%, its highest level since August 2001, dispelled expectations that it would stop raising rates soon. As the quarter came to a close, economic data began to show signs of slowing growth with initial effects of Hurricane Katrina in areas such as consumer confidence, new home sales, volatile jobless claims, personal income, and consumer spending. In addition, rising input pricing pressures were evident in a manufacturing purchasing manager’s survey.

Stock prices lost ground in October as the underlying inflation pressure theme undermined investor confidence through most of the month until the final week when the market finally moved higher, sparked by a strong advance third quarter Gross Domestic Product (“GDP”) report and the selection of Ben Bernanke to succeed Alan Greenspan as Fed Chairman. Real GDP growth accelerated to 3.8% from 3.3% in the second quarter, and the report contained a mild core inflation reading. In addition, crude oil futures in New York closed below $60 a barrel ($59.76) for the first time in over three months, down 14% from the August 30th 22-year high (of $69.81) but still up 38% this year.

Within the market environment described above, the Fund experienced a rare “perfect storm” of impediments that held its Class A share return(b) to 0.0% during the reporting period versus +4.8% for its benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)(c). Please note that performance numbers

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit the Fund’s website at www.HeritageFunds.com.

Regarding economic effects during the period on the portfolio, broad economic growth turned out to be slightly stronger than we anticipated. It also follows that earnings growth was stronger than we initially anticipated but these differences from our forecast had little effect on the portfolio’s performance and positioning. Performance of the portfolio was flat during the period, trailing the benchmark by nearly 5%. Our lack of energy exposure, explained later in this report, contributed roughly a third of the underperformance. Another third can be attributed to our finance stock positioning. Specifically insurance stocks surged nearly 20% during the period far outpacing the financial positions held in the Fund. The Fund was underweight in the insurance industry because of our concerns that they are overly profitable given the recent favorable pricing cycle. While our concerns about a reversal of fortune appear to have been premature, our concerns remain and now include overvaluation, given the run-up. Insurance stocks’ long-term returns are highly correlated with finance in general and we fully expect our positioning to do well. The final third relates to declines in three healthcare names including HCA Inc., Pfizer Inc. and Guidant Corporation. With Guidant, potential hurdles with the Johnson & Johnson buyout surprised us at the end of the period causing a sharp downturn, which we believe will be reversed. HCA and Pfizer both lowered their earnings expectations. In our opinion, the market’s reaction in both cases was overly harsh. In general during this short period, the market’s character exacerbated our underperformance. Price-based momentum strategies, those that simply follow the trend up or down in stock prices, are working better than they have at any time since 1999. Trading-oriented market participants are aware of this, especially hedge funds, and are fueling the movement. The run-up in energy stocks, the run-up in insurance and the run-down in a few of the Fund’s positions, massively exaggerated the actual changes in value of these businesses, in our opinion.

Lower-than-expected long-term interest rates have been a key factor supporting the economy’s remarkable resilience, most recently underscored by third quarter real GDP growth of 3.8%. Low interest rates have reflected: (1) low-cost global competition that has kept core inflation under 2%; (2) sluggish European and Japanese economies where interest rates have been lower; (3) the historical association of a flattening yield curve with subsequent economic slowdowns, or worse; and (4) the willingness of foreign private and government investors to finance our huge current account deficit. One of the more visible effects of this unusual set of circumstances is that low mortgage rates have fed the appetite of an increasingly speculative housing market, and in turn, the leveraged consumer spending that a real estate boom encourages. A recent Federal Reserve study highlighted the hundreds of billions of dollars added to consumer spending power from borrowing against rising home values. It now appears to us that the housing market is cooling, and with already substantially higher gasoline prices with further headwinds ahead this winter with heating oil and natural gas costs, we expect consumer spending to slow toward income gains from a growing job market. Meanwhile, although capital investment has been on a slower recovery track compared to previous expansions, we feel it may be more sustainable this time, given the relatively low debt and high cash levels of corporations, in general, as a result of cyclically-strong cash flow growth over the past few years.

Recent underperformance, particularly during the third quarter, naturally calls into question the soundness of the Fund’s sector positioning with respect to underweight positions in energy stocks. Since bottoming at the end of April, energy and related areas have been the predominate sources of performance in the S&P 500. We actively avoided these areas of the market and this deserves further explanation. Simply put, the rise in crude reflected a level of tightness between the supply of crude and demand that has not before been seen. The reason for the extraordinary tightness was an unexpected surge in demand growth in 2004 that was not accompanied by a surge in supply growth. This led to a new energy paradigm that demand growth will continue to outstrip supply growth for the foreseeable future and lead to ever-higher crude prices. Our view is that there is simply no evidence that demand and supply will remain this tight, and therefore we believe that the price of crude experienced a speculative bubble which fed expectations for the rest of the sector and related areas. Our view is supported by the following: (1) high prices are causing weakness in demand growth; (2) the sources of the extraordinary demand growth in 2004 are not well explained and not repeating in 2005; (3) there is no shortage of crude as measured by inventories; and (4) despite the warnings of severe shortages if there were an interruption of supply, none have appeared despite two devastating Gulf Coast hurricanes. We continue to forecast much slower earnings growth late this year and next, and strongly believe that attractively priced quality and stability will be rewarded.

We continue to remind you that because the Fund normally will hold a focused portfolio of stocks, this involves greater risk than many other diversified funds because the increase or decrease of the value of a single stock may have a greater impact on the Fund’s net asset value and total return. In addition, the Fund invests in growth stocks that entail greater risks. The prices of growth stocks may rise and fall dramatically, based in part on investors’ perceptions of the company, rather than on fundamental analysis of the stocks. These and other risks are more fully described in the Fund’s prospectus. We strongly recommend that you review the Fund’s prospectus and become aware of the risks involved with your investment. We thank you for your continued investment in the Fund, and look forward to reporting to you in the years to come.

Sincerely,

Richard Skeppstrom
Managing Director Eagle Asset Management, Inc. Portfolio Manager Heritage Core Equity Fund

*	Average total returns for Heritage Series Trust—Core Equity Fund Class A and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum front-end sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class C shares of 1.00% and reinvestment of dividends for Class A and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

November 16, 2005

Dear Fellow Shareholders:

With the 2005 fiscal year now complete, it is a pleasure to report to you on the Heritage Series Trust–Diversified Growth Fund (the “Fund”)(a). For the fiscal year ended October 31, 2005, the Fund’s Class A shares’ return(b) of +10.66% underperformed the Fund’s benchmark index, the Russell Midcap Growth Index(c), which returned +15.89%. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sale charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit the Fund’s website at www.HeritageFunds.com.

During the fiscal year, the Fund’s worst-performing stocks included Martek Biosciences, Doral Financial, Altera Corp, Columbia Sportswear and ATI Technologies. Martek Biosciences develops and sells products derived from microalgae and other microbes. Martek surprised investors when it lowered guidance revenue estimates for the year. As it turned out, several of Martek’s major customers have been hoarding inventories of Martek’s products, so they did not need to order as much in the second half of the year. We viewed this as a significant blunder by the company’s management and sold the stock. Doral Financial is a mortgage banker whose business is primarily in Puerto Rico. Investors have become concerned that Doral is being too aggressive with the assumptions it uses in valuing its interest-only portfolios, which could lead to earnings revisions. It is impossible to know how this will play out, so we sold the stock. Altera designs and produces programmable-logic semiconductor devices, which can be configured for a wide variety of uses. The company lowered its earnings guidance for the remainder of this calendar year. However, we believe the company is well positioned within a growing industry. Columbia Sportswear Company manufactures and distributes active outdoor apparel and footwear. The company experienced weakness in revenues from its outerwear products last fall as winter weather arrived late in the season. Retailers responded by lowering orders for this fall. Our long-term outlook for the company remains positive. ATI Technologies supplies graphics processing products and technology for computers, consumer electronic devices, digital televisions and video game consoles. Despite an increase in its PC business unit volumes, a shift toward the lower end of the desktop and notebook market caused revenues to be below expectations, so we sold the stock.

The Fund’s top contributing stocks included Patterson-UTI Energy, GTECH Holdings, ResMed, Nextel Partners and Caremark Rx. Patterson-UTI Energy provides pressure pumping services to oil and natural gas operators. Patterson continues to benefit from strength in oil prices. U.S. land drilling activity is at peak levels, and prices have firmed. GTECH Holdings designs and sells lottery-enabled point-of-sale terminals. GTECH announced it resolved a civil suit that was filed by the Brazilian government last year resulting in the removal of a large overhang in the shares, which allowed the stock price to increase. ResMed develops, manufactures and distributes medical equipment for diagnosing and treating sleep-disordered breathing. The company has grown revenues and margins, benefiting from an under-penetrated obstructive sleep apnea market. Nextel Partners

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

provides fully integrated, wireless digital communications services in mid-sized and rural markets. In anticipation of potentially unfavorable price volatility due to heating merger talks, we sold the stock in order to capture significant positive returns. Caremark Rx provides pharmacy benefit management services. Caremark Rx continues to benefit from favorable industry trends led by mail-order and generic pharmaceuticals.

The most significant lagging sectors on a relative contribution basis were technology and financial services. Within the technology sector, we suffered from poor stock selection in the semiconductor components and computer services & software industries. In the financial services sector, our worst picks were in the non-New York banks and insurance industries. The most notable sector in terms of positive relative performance was consumer discretionary, particularly casinos & gambling and commercial services stocks.

Over the twelve-month period, we slightly added to the Fund’s producer durables and energy weightings. We decreased our weightings in financial services, healthcare and technology. We typically hold some cash, usually less than 10%, in order to have immediate purchasing power when adding new positions.

We continue to remind you that investments in small- and mid-cap companies generally involve greater risk than large-capitalization companies, due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. As of the end of this reporting period, our weighted average market capitalization was $6.0 billion, compared to $7.0 billion in the Russell Midcap Growth Index. In addition, the Fund invests in growth and technology companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. Technology companies are at risk because the rapid pace of technological development, products, and services produced by them may become obsolete or have relatively short product cycles. As a result, the Fund’s returns may be considerably more volatile than the returns of other mutual funds that do not invest in similarly related companies. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund and will continue to do our best for our valued shareholders.

Sincerely,

Bert Boksen
Managing Director
Eagle Asset Management, Inc.
Portfolio Manager
Heritage Diversified Growth Fund

*	Average annual returns for Heritage Series Trust—Diversified Growth Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

November 29, 2005

Dear Valued Shareholders:

The Heritage Series Trust–Growth Equity Fund (the “Fund”)(a) Class A shares produced a return(b) of +6.87% during the fiscal year ended October 31, 2005. The Fund’s primary benchmark index, the Standard & Poor’s 500 Composite Stock Price Index(c), returned +8.72%, while the Fund’s secondary benchmark index, the Russell 1000 Growth Index(c), returned +8.81% for the fiscal period. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit the Fund’s website at www.HeritageFunds.com.

After a brief post-election rally, the equity market started to lose steam as investors began to focus on the macro- economic environment and anticipate the actions of the Federal Open Market Committee on short-term interest rates. The equity market rebounded in the second calendar quarter of 2005 as optimism returned to the market following positive revisions to the first calendar quarter Real U.S. Gross Domestic Product (“GDP”) to 3.8% from their original estimate of 3.1%.

Strong quarterly corporate earnings seemed to dominate the investment sentiment in the third calendar quarter and provided the fuel needed to maintain the upward trajectory in the equity markets. A slightly weaker-than-expected second calendar quarter GDP report, which came in at 3.3% versus an initial expectation of 3.5% did not alter the direction of the stock markets. Hurricanes Katrina and Rita caused widespread destruction and inflicted both an economic and an emotional toll on the residents of the U.S. Gulf Coast. However, these unexpected shocks to the system did not materially alter the direction of the equity markets. The third quarter GDP came in at 3.8%, which was above expectations at 3.6%. This has been the 10th consecutive quarter in which the GDP has come in above the long-term U.S. average of 3%.

The collateral damage of these hurricanes did not ease the already-spiraling energy prices across the nation. Over the past fiscal year, oil prices have climbed in excess of 50%, natural gas prices have more than doubled and wholesale gasoline is up over 80%. Consumer confidence has been slipping and it is plausible that consumers are beginning to feel the pinch of higher energy prices. While personal debt as a percentage of personal income has risen over the years, the debt levels appear to be serviceable. The housing sector has started to show signs of cooling, as evidenced by a decline in mortgage applications.

At the sector level, the Fund’s performance was positively impacted by the consumer discretionary, financial services and energy sectors. The technology, consumer staples, healthcare, transportation, materials, utility and producer durables sectors detracted the performance of the Fund.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

Security selection in the consumer discretionary sector was the main driver behind the positive contribution. Overweight positions relative to the Russell 1000 Growth Index in outperforming securities, such as Google Inc., Tempur-Pedic International Inc., IAC/Interactive and Harrah’s Entertainment Inc., added value to the portfolio. These gains more than offset the overweight positions in underperforming securities, such as eBAY Inc., Kohl’s Corporation, Outback Steakhouse Inc. and Wal-Mart Stores Inc.

The financial services sector’s positive performance was driven by both security selection and sector allocation. Overweight positions relative to the Russell 1000 Growth Index in outperforming securities, such as Goldman Sachs Group, Capital Source Inc. and CheckFree Corporation helped performance, while positions in First Marblehead Corporation. and Capital One Financial Corporation hurt the performance of the portfolio. Positions in Ensco International Inc. and Halliburton Company helped drive the performance of the energy sector.

Underweight allocations to the outperforming healthcare sector in relation to the Russell 1000 Growth Index hurt the overall performance. However, strong stock selection within the healthcare sector helped to mitigate the magnitude of the negative contribution from the underweight sector position. Caremark Rx Inc., Gilead Sciences Inc. and Teva Pharmaceutical Industries added value, while Biogen Idec Inc. and Eli Lilly and Company hurt the performance. On the consumer staples front, the positive contribution came from an overweight position in Coca-Cola Company, while negative contribution arose from an underweight position in Procter & Gamble Company.

Both sector allocation and security selection decisions impacted the performance of the technology sector. Positions in Broadcom Corporation and National Semiconductor Corporation helped performance, while positions in Avaya Inc. and Symbol Technologies hurt performance.

At the stock level, the top five stocks that positively impacted the portfolio include Google Inc., Caremark Rx Inc., Broadcom Corporation, Ensco International Inc., and Halliburton Company. Among these securities, Caremark Rx Inc. is no longer a part of the Fund due to being fully valued. The stocks that detracted the most performance from the portfolio included Avaya Inc., Biogen Idec Inc., eBay Inc., Pfizer Inc., and Wal-Mart Stores Inc. We no longer hold positions in Avaya Inc. and Biogen Idec Inc.

The Fund’s participation in the IPO market was limited to small positions in Foundation Coal Holdings, Inc., CF Industries Holdings Inc., Neustar Inc., and International Securities Exchange Inc. which had little impact on the Fund’s performance.

Please bear in mind that the Fund invests primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock and general market and economic conditions. In addition the Fund invests in growth and technology companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. Technology companies are at risk because the rapid pace of technological development, products, and services produced by them may become obsolete or have relatively short product cycles. As a result, the Fund’s returns may be considerably more volatile than the returns of other mutual funds that do not invest in similarly related companies. Please refer to the Fund’s prospectus for more information about these and other risks. Thank you for your continued support.

Sincerely,

Ashi Parikh
Senior Managing Director
Eagle Asset Management, Inc.
Portfolio Manager
Heritage Growth Equity Fund

*	Average annual returns for Heritage Series Trust—Growth Equity Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares), and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 5, 2005

Dear Valued Shareholders:

The Heritage Series Trust–International Equity Fund (the “Fund”)(a) Class A shares returned(b) +21.98 for the fiscal year ended October 31, 2005, versus the Fund’s benchmark, the Morgan Stanley Capital International EAFE Index (the “MSCI EAFE Index”)(c) return of +18.59 for the same period. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sale charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit the Fund’s website at www.HeritageFunds.com.

During this reporting period, our ability to outperform the benchmark index was due to several factors. Within emerging markets, shares of Grupo Financiero Banorte (Mexico) were particularly strong over the period. Our continued focus on Eastern and Central Europe was also particularly helpful, given the strength of many markets in the region. Turkey, Russia, Hungary, Romania, and Poland were all prime contributors. Russia, a major oil and gas exporter with a positive balance of payments, benefited amid rising oil and gas prices. In particular, shares of Lukoil and Gazprom positively impacted results. In Turkey, European Union membership negotiations created positive momentum for the local market. Shares of Turkiye Garanti Bankasi A.S., Turkiye Is Bankasi A.S. and Akbank T.A.S. were notably strong contributors over the period, although KOC Holding was an underperformer. We view Turkey’s process of potential EU admittance itself, rather than the ultimate destination of membership, as a sign of investment opportunity. Based on the reforms currently underway in Turkey, we are optimistic that foreign direct investment will flow into the country, further fuelling economic growth as well as fiscal and social reforms. These changes should benefit our positions, including the banking sector.

When compared to the Fund’s benchmark index, the Fund’s average overweight position in the energy sector as well as stock selection were supportive of results in the fiscal year. However, by the end of the period, we had reduced the Fund’s weighting to the sector and the holdings were more defensively positioned. In addition to energy companies held in the emerging markets, companies such as OMV (Austria), Statoil (Norway), EnCana and Canadian Natural Resources (Canada) and Dragon Oil (Ireland) were positive contributors. We believe that we are in a structural bull market for energy given the energy demand from China, India and the rest of the world, coupled with the difficulty to increase production and find new reserves.

In Continental Europe, stock selection was also a positive contributor. Three major themes guided our investments through much of the reporting period. First, the opportunity for consolidation across the Italian banking sector prompted our investment in many of the banks. The historic inefficiencies of Italian banks leave further room for both internal and external consolidation. Second, our distaste for the heavily indebted Anglo-Saxon consumer led us to invest in the more frugal consumers of Scandinavia. Whereas debt/income ratios in the US and the UK are closing in on 25%, ratios in the Nordic countries are closer to 5% leaving the banks more opportunity for growth and less susceptible to bad credits in a slowing economy. Finally, we continued to invest in infrastructure-related companies, including airport and seaport operators who stand to gain from the physical

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

movement of people and goods as the global economy grows. We also invested in cement companies, which are expected to benefit from industry consolidation, and the many infrastructure projects taking place in Europe and the United States.

The Fund’s underweight position relative to the benchmark index, as well as stock selection in the information technology and telecommunication sectors, both proved to be beneficial to the Fund’s performance during the period. However, within the materials and industrials sectors, underweight positions, along with stock selection detracted from performance. In the materials sector, which was the best-performing sector within the MSCI EAFE Index over the period, shares of LaFarge (France) and Holcim (Switzerland), the world’s top cement producers, underperformed. We believe consolidation and moves toward vertical integration within the industry will create a more stable pricing environment longer-term and improve profit margins. Within the industrials sector, the Fund was hurt by an underweight position in Japan, where such companies were strong performers.

The Fund’s underweight position compared to the MSCI EAFE Index in Japanese investments detracted from results during the fiscal year, as this market was one of the stronger performers. However, mitigating our underweight position was positive stock selection. Mitsubishi UFJ Financial Group Inc. and Japan Tobacco both added to results. Japan has made significant strides in stoking its domestic economy and has benefited from its close proximity to China’s booming economy. Recent elections reinforced Japanese Prime Minister Koizumi’s reform agenda, which should help keep momentum moving forward. Japanese banks have finally taken the needed steps to clean their balance sheets and resume lending. Robust corporate profits and strengthened balance sheets have fed through into increased hiring (the year on year growth in total employment is the strongest since the 1996-1997 upswing). The key to Japan’s story going forward will be the maintenance and development of domestic growth drivers. Potential reform of the postal system may stimulate increased capital markets activity as currently misallocated deposits are put to more productive use in the private sector. Still, we must remember that Japan has previously seen at least three false starts and talk of higher taxes could also cause this recovery to stumble. Japan does remain vulnerable to any slowdown in Chinese growth and, to a certain extent, slower growth in the U.S.

In the consumer discretionary sector, Swatch Group AG (Switzerland) underperformed the benchmark index. We continue to view Swatch and luxury goods companies, such as LVMH Moet Hennessy Louis Vuitton SA (France) and Compagnie Financiere Richemont AG (Switzerland), as attractive given an increase in Asian demand. European luxury goods companies dominate the global brands and we anticipate further growth opportunities.

The Fund seeks capital appreciation principally through investment in a portfolio of international equity securities. Because the Fund is invested in emerging markets, it is important to reiterate that there are risks of greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund, and look forward to reporting to you in the years to come.

Sincerely,	Sincerely,

Richard C. Pell	Rudolph-Riad Younes, CFA
Senior Vice President	Senior Vice President
Chief Investment Officer	Head of International Equities
Julius Baer Investment Management LLC	Julius Baer Investment Management LLC
Portfolio Manager	Portfolio Manager
Heritage International Equity Fund	Heritage International Equity Fund

*	Average annual returns for Heritage Series Trust—International Equity Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of the Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

November 18, 2005

Dear Valued Shareholders:

For the fiscal year ended October 31, 2005, the Heritage Series Trust–Mid Cap Stock Fund (the “Fund”)(a) Class A shares returned(b) +13.11%, trailing the Standard & Poor’s MidCap 400 Index(c), the Fund’s benchmark index, which was up +17.65% during the same reporting period. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please remember past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

We previously have discussed the fact we are largely a stock-pickers’ fund; that is, we eschew sector bets in favor of stock-picking. We generally keep the sector overweights and underweights to within 5% to 7% of the Fund’s benchmark index. We follow this discipline for several reasons. One, we think that the small/mid-cap market is ideal for stock-pickers in that there are franchise businesses in diverse economic sectors that become undervalued due to the market’s excessive emphasis on growth or short-term trends. Since there are several opportunities in many different areas, it simply makes sense to us to diversify away economic risks. We can find quality, high-return businesses in almost all sectors and industries–including unlikely areas, such as materials, process industries and transportation–unlike the large-cap universe. Two, we are wary of making the big economic bets that come with sector concentration. The world of portfolio management is littered with poor-performing funds that made large sector bets that went wrong. Every business cycle is different and macroeconomic variables, such as interest rates and oil prices, are simply too difficult to forecast. We can attest to the many difficulties involved in macroeconomic forecasting.

The Fund’s performance is tracked relative to the indices in terms of allocation effects (sector investments) and selection effects (stock-picking) to see if we are doing what we say we are doing. The math behind these breakdowns is not perfect, but we can still get a clear picture of how and why we get our performance. The good news is that the selection effects are generally positive. However, despite modest sector investments, the Fund’s sector exposures have generally hurt it during the past few years. Some sectors and industries where the Fund has had little or no exposure, utilities, real estate investment trusts and energy, have moved very strongly in recent years.

We are more determined than ever to avoid sector bets. The Fund is now market weight in energy relative to the benchmark (valuations are still reasonable, in our view). Like many market participants, we are trying to judge whether high oil prices are due to massive underinvestment in exploration going back to the late 1990s or increasingly bad geologies. Rather than taking any bet on energy-price direction, we have elected to stick with a market 8% weight here. The Fund has accumulated more stocks in late cycle names such as FMC Technologies and National Oilwell.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

The Fund’s sector deficits in REITs and utilities are harder to reconcile. This investment strategy is predicated upon finding market-power companies at good prices. The REIT and utility spaces offer the Fund few opportunities. Furthermore, many strategists indicate those sectors are very fully valued due to the paucity of yields available to investors in this low-interest-rate environment. Even if we could find franchise stocks in those areas, it might be a bad time to make those investments.

Despite the lack of sector concentration in the Fund, investors should not assume we are making a “closet” index fund. First, we have an emphasis on quality and we avoid low-return cyclical stocks along with high fliers. The Fund’s mediocre returns in the years 1999 and 2003, during which stocks with poor balance sheets and accounting quality performed well, attest to that. We remind investors that small- and mid-cap investing is different than large-cap investing. Due to the large number of different stocks in the small- and mid-cap indices, sector-balanced funds may still look quite different from the indices. Second, we have taken several market-cap, or size, bets relative to our indices. Historically, we have been a small/mid-cap manager because we felt there were better value/growth trade-offs in the smaller end of the mid-cap range. After five years of torrid small-cap outperformance, small-cap stocks are no longer cheap. Mid-cap stocks with similar growth rates (but higher returns on capital) are cheaper than their smaller counterparts. We have responded by increasing the Fund’s average size. In October 2004, there were 79 stocks in the Fund with a median market cap of $2.8 billion. At the Fund’s October 2005 fiscal year end, the Fund owned 66 stocks with a median market cap of $4 billion. Investors should expect the Fund to own slightly fewer names and with slightly larger market caps going forward. Not only do we see more opportunities now in the large end of the mid-cap space, the amount of attention given to small- and mid-cap stocks in the past few years, we feel has led to more market efficiency. All other things being equal, we feel the Fund needs to own fewer stocks to outperform.

The Fund’s worst performing stocks during the reporting period included DreamWorks Animation, Tektronix, Intuit, PETCO and Zebra Technologies. DreamWorks Animation experienced disappointing results due to significantly lower DVD sales of Shrek 2 than anticipated. With the inherent volatility of the movie industry and limited near-term catalysts in mind, we sold the stock. Tektronix produces equipment used for testing and measurement. Higher research and development expenses constrained near-term operating margins, and we sold the stock. Intuit provides small-business tax preparation and personal finance software products and services. Early in the tax season, the company released disappointing shipment data. We sold the stock because we became concerned that historical growth drivers have begun to slow as top products, like Quicken, have matured. PETCO Animal Supplies, a retailer of pet food and supplies, was forced to restate its earnings results due to under-accrued expenses in its distribution operations. Distribution costs were likely to be a persistent source of gross margin pressure in 2005. Accordingly, we sold the stock. Zebra Technologies, which specializes in RFID technology, saw compressed margins due to increased spending and investment. Their earnings growth rate decelerated, and we sold the stock.

Top contributing stocks for the Fund’s fiscal year included Advance Auto Parts, Newfield Exploration, XTO Energy, GTECH Holdings and Rogers Communications. Retailer Advance Auto Parts has improved same-store sales and steadily increased revenues from its commercial business. Newfield Exploration has benefited from higher energy prices. The company reported impressive results that were attributable to higher-than-expected pricing and production, as well as lower-than-expected lease operating expenses. The company increased its production guidance for 2005. XTO Energy acquires and develops oil and gas properties, and produces and transports oil and natural gas. In the energy space, potential supply restraints coupled with strong oil and natural gas demand again pushed the commodity prices to all time highs. We believe XTO should continue to perform well as it has in an advantageous position relative to its peers in cash returns and free cash flow. GTECH Holdings, which sells lottery-enabled point-of-sale terminals, resolved a civil lawsuit filed by the Brazilian government more than a year ago and, in doing so removed a large overhang in the shares. Rogers Communications, the largest Canadian cable provider, substantially increased their subscriptions in cable, internet, and wireless over the last half of the fiscal year.

In closing, we are determined to avoid big sector bets when possible. We have tightened up our energy bet relative to the indices and we hope that the big move in interest-sensitive stocks–homebuilders, REITS and utilities–has run its course. We see more opportunities for the Fund in the larger names in the mid-cap space. Perhaps the market also “sees” this phenomenon as the mid-cap indices have outperformed all other indices this year. Although we think investors should diversify across all asset classes, we believe the mid-cap space may continue to offer beneficial growth/value trade-offs. Finally, due to greater market efficiency in the small/mid-cap area of the market, we plan to hold fewer names in the Fund. The generally larger size of most (not all) of the companies we have been looking at allows us to further concentrate the Fund’s holdings.

We would like to continue to remind you that investments in mid-cap companies generally involve greater risks than large-capitalization companies, due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. These and other risks are more fully described in the Fund’s prospectus. We strongly recommend that you review the Fund’s prospectus and become aware of the risks involved with your investment. We thank you for your continued investment in the Fund and will continue to do our best for our valued shareholders.

Sincerely,	Sincerely,

Todd L. McCallister	Stacey L. Serafini Thomas
Managing Director Eagle Asset Management, Inc. Portfolio Manager Heritage Mid Cap Stock Fund	Vice President Eagle Asset Management, Inc. Portfolio Manager Heritage Mid Cap Stock Fund

*	Average annual returns for Heritage Series Trust—Mid Cap Stock Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares), and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

November 16, 2005

Dear Valued Shareholders:

We are pleased to present and discuss with you the performance of the Heritage Series Trust–Small Cap Stock Fund (the “Fund”)(a) for the fiscal year ended October 31, 2005. During this reporting period, the Fund’s Class A shares returned(b) +7.08%, underperforming its benchmark index, the Russell 2000 Index(c), which returned +12.08%. The Fund also underperformed the Russell 2000 Growth Index(c), up 10.91% and the large cap stocks index, the Standard & Poor’s 500 Composite Stock Price Index(c), which returned +8.72%. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit the Fund’s website at www.HeritageFunds.com.

As a bottom-up stock picking firm, Awad Asset Management, managed by James Awad, one of the Fund’s two portfolio managers, seeks to find growing companies selling at a value investor price during both the good and challenging periods. Mr. Awad attempts to participate during good periods and protect capital during difficult periods.

Eagle Asset Management and Bert Boksen, the Fund’s other portfolio manager, believes the best long-term investment opportunities are those that exhibit characteristics of rapid growth at reasonable prices. Mr. Boksen believes a focused bottom-up approach to stock picking is the most consistent, repeatable long-term methodology, and that there is no substitute for fundamental analysis.

During the fiscal reporting period, negative contributors to the Fund’s performance included SIRVA Inc., Axcelis Technologies, StarTek Inc., Martek Biosciences, and Centene Corporation. SIRVA Inc. provides relocation solutions to corporate employees and individual consumers. SIRVA had many of the qualities we look for in a stock, such as a seemingly high return on capital business model, well respected management team, attractive valuation, and insider buying. The stock did not perform in large part because the company was unable to comply with new Sarbanes-Oxley reporting requirements. As a result, the company was forced to re-state historic financials which put into question the true profitability of its reported numbers and was forced to take a sizeable restructuring charge. Axcelis Technologies delivers vital equipment, services and process expertise to the semiconductor manufacturing industry. The stock had underperformed its peers and was trading at a deep discount to the semiconductor equipment sector. The company was late in bringing to the market a next generation implant tool, but we felt this was already reflected in the stock price. Once Axcelis introduced its next generation tool in the fourth quarter of 2005, we felt the stock would outperform. We sold the stock when the company’s new tool did not make as much traction within the market as we had been expecting and there appeared to be early signs of margin pressure in the non-implant side of the business. Though still trading at a discount to its peers, we felt that there could be more downside if the company were to be unsuccessful

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

in its technology migration. StarTek Inc. provides process management services and owns and operates branded vertical market internet web sites. Our thesis was predicated on management’s ability to secure new business wins to diversify its exposure to one particularly large customer. In fact, management was unsuccessful in doing this, and its base business profitability eroded faster than we anticipated. This was followed by several high level management changes at the company, including the Chief Executive Officer. We sold the position based on these events and given that the outlook for recovery in the business was uncertain. Martek Biosciences develops and sells products derived from microalgae and other microbes. The company surprised investors when it lowered its revenue guidance for the year. Several of Martek’s major customers had been hoarding inventories of Martek’s products and, accordingly, did not need to order as much in the second half of the year. We viewed this as a significant blunder by the company’s management and sold the stock. Centene Corporation provides Medicaid managed care programs. Centene traded down when one of its competitors announced that its earnings would be affected by higher-than-expected medical cost trends. However, we believe long-term that the stock will be propelled by increased reliance on Medicaid managed companies as health care costs continue to increase. The company’s competitive advantages include a proven ability to make accretive acquisitions and long-standing relationships with its customer base.

Top contributing stocks for the Fund included UNOVA Inc., Aleris International, Patterson-UTI Energy, Swift Energy and URS Corporation. UNOVA’s principal activity is to provide global customers with solutions for improving their efficiency and productivity. The company is benefiting from the addition of Radio Frequency Indentification to its product list. Aleris International, formerly IMCO Recycling before its merger with Commonwealth Industries in December of 2004, is a recycler of aluminum and zinc. Aluminum and zinc price strength continues to drive the stock’s performance. The company is also benefiting from potential improvements in North American private non-residential construction markets, including hurricane reconstruction needs over the next several years. Patterson-UTI Energy provides pressure pumping services to oil and natural gas operators. The company continues to benefit from strength in oil prices, while U.S. land drilling activity is at peak levels and prices have firmed. Swift Energy develops, explores, acquires and operates oil and gas properties with special emphasis on onshore oil and natural gas reserves. This company performed well due to the investor focus on energy stocks. URS Corporation’s principal activity is to provide engineering services, including planning, design and program and construction management services. URS Corporation benefited from increased spending by the Homeland Security and Defense departments.

We would like to remind you again that investments in small- and mid-cap companies generally involve greater risks than large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. These and other risks are more fully described in the Fund’s prospectus. We strongly recommend that you review the Fund’s prospectus and become aware of the risks involved with your investment. We thank you for your continued investment in the Fund and will continue to do our best for our valued shareholders.

Sincerely,	Sincerely,

Bert Boksen Managing Director Eagle Asset Management, Inc. Portfolio Manager Heritage Small Cap Stock Fund	James D. Awad Chairman Awad Asset Management, Inc. Portfolio Manager Heritage Small Cap Stock Fund

*	Average annual returns for Heritage Series Trust—Small Cap Stock Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares), and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 6, 2005

Dear Valued Shareholders:

We at Dreman Value Management are proud to have finished our second full year as the manager of the Heritage Series Trust–Value Equity Fund (the “Fund”)(a). For the Fund’s fiscal year ended October 31, 2005, the Russell 1000 Value Index(b), the Fund’s benchmark index, had a positive return of 11.86%, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)(b) returned +8.72% and the Fund’s Class A shares bettered each of these with a return(c) of +12.12%. Please note that performance numbers quoted for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sale charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit the Fund’s website at www.HeritageFunds.com.

The U.S. equity markets experienced strong returns over the Fund’s fiscal year with returns that were only slightly lower than the previous twelve-month period. Value stocks once again outperformed their growth counterparts across the entire market capitalization spectrum. In a change from the previous twelve month period, it was mid cap stocks that led the way in terms of performance besting both large and small caps regardless of style. Much of the gains for the Fund’s fiscal year can be attributed to the good feelings and strong returns from the tail end of calendar 2004. In fact, for calendar year-to-date through October 31, 2005, the Russell 1000 Value Index and the S&P 500 Index are up only 3.03% and 1.05%, respectively. As a comparison, for the first ten months of 2005, the Fund’s Class A shares returned(c) +3.17%.

The news over the past twelve months was dominated by the devastating series of hurricanes that seemed to hit on a weekly basis during late August and September. Katrina, Rita and Wilma are names that have now become infamous. These mega storms laid waste to large swaths of the coastal communities in Mississippi, Louisiana, Florida and east Texas. The visions of destruction and the devastating human impact will not soon be forgotten. Estimates are that approximately 1,000 deaths are attributable to the storms with hundreds of thousands of people left homeless. Our thoughts and prayers go out to all who were affected by these natural disasters.

The economic consequences of the loss of Gulf Coast industrial output will be felt for years. While cost estimates of the damage are difficult to pin down, we may be looking at anywhere from $150 to $250 billion in clean-up costs and reconstruction. It is hard to estimate the effect on U.S. economic output, but we would not be surprised to see growth about  1/2% lower than would have occurred without the storms.

The energy infrastructure in the Gulf was especially hard hit during the recent hurricanes. Much of the attention in the press was focused on the damage to refiners around the Gulf Coast. Approximately 15% of U.S. refining capacity was taken off line due to the storms, causing temporary gasoline shortages that drove prices well above $3 per gallon in some places. While lack of refining capacity has been an issue in the U.S. for many years, the disruption from the storms focused political attention on the issue, as consumers voiced growing concern about their ability to afford higher prices. Fortunately, gasoline is an internationally traded commodity, so increased imports helped to avert an even larger price spike.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

(c) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

The most serious long-term economic consequence from the hurricanes may be the destruction of natural gas and oil production in the Gulf. Approximately 21% of the natural gas supply and 29% of the oil supply in the U.S. comes from the Gulf of Mexico. According to the Minerals Management Service, approximately 65% of the natural gas production and 77% of the oil production in the Gulf remained shut-in as of early October. Our sources in the energy industry tell us that a significant amount of the lost production may take months to be brought back on line and that many of the older wells that were destroyed will never be replaced. While the U.S. can make up the lost oil production through increased imports, there is no easy solution to replace lost natural gas production.

In looking at the Fund’s portfolio, we continue to maintain overweight positions relative to the S&P 500 in the energy, consumer staples, and healthcare sectors. Those sectors most exposed to the consumer, such as consumer discretionary and technology, remain as underweights. We recently pared back the portfolio’s exposure to tobacco, as prices of these stocks continue to rise toward our targets. These positions have been large overweights in the portfolio and the recent appreciation has left valuation in a range where we believe it is prudent to take some profits.

Energy, which represents 20% of the Fund, was by far the best performing sector over the past twelve months with almost all of the positions appreciating by 10% or more. Two standout performers in a strong sector were Burlington Resources, which was added earlier in the year, and Devon Energy. These companies are focused on exploration and production (“E&P”) for oil and natural gas in North America. The portfolio also saw strong returns form other names in this area, namely Encana and Apache, both of which were additions to the portfolio earlier in the year.

Even with the recent appreciation, these stocks remain attractively valued, especially relative to the market. Burlington trades at just 12 times 2005 consensus earnings with expected earnings growth better than 10% over the next three years. As important, all of the E&P companies have been able to improve their balance sheets with the strong cash flows that they have generated over the last several years. Burlington Resources currently has just 34% debt in its capital structure and if one adjusts for the cash it carries, the portion of debt is far lower.

ConocoPhillips and Occidental Petroleum, two integrated oil companies that we continue to like, contributed positively to the Fund during this reporting period. These stocks are even cheaper than the E&P companies, with P/E ratios of just 8 times 2005 earnings. We like the exposure that the integrated oils have to refining and marketing. ConocoPhillips also has a 20% interest in the Russian oil company Lukoil. While we remain very cautious about the political uncertainties surrounding Russian investments in general, Lukoil has extremely attractive assets that currently sell at a fraction of their western counterparts. If left to develop unhindered by political expropriation, the Lukoil investment could prove extremely profitable.

We continue to carry about 27% of the portfolio in financial stocks. In general, the financial sector contributed negatively to the Fund’s performance because of investments in Freddie Mac and Fannie Mae. There were some bright spots however. Since May of this year, American International Group (“AIG”) has recovered nicely, as sentiment surrounding its accounting problems turned more positive. AIG currently trades at a P/E of 13 with a growth rate to match. We expect continued appreciation in AIG as it regains a market-like P/E multiple, which is where it has traded historically. The large banks, such as Washington Mutual and Bank of America, have been hurt by the narrowing spread between short and long-term rates, which have raised concerns about future profit growth. Although they did not have spectacular years, with dividend yields over 4% and P/E ratios just under 10, we believe these banks offer attractive long-term values.

Freddie Mac and Fannie Mae have been poor performers for some time now. Consequently, we are often asked why we have stuck with them during this period of accounting issues, management changes, and uncertain regulatory outlook. Our philosophy is contrarian in nature, so the recent spate of “bad” news is not a sufficient reason for us to sell a stock. What matters is our view of the fundamentals and the outlook for earnings growth. Throughout this difficult performance period, we have not changed our view that Freddie Mac and Fannie Mae are fundamentally sound. At current levels, we believe that Fannie Mae is selling well below the liquidating value of the portfolio of mortgages it holds. The accounting issues that have been raised and the restatements that have occurred are in many cases the result of differing opinions on the accounting treatment of hedges. So as the prices of these stocks have come down, they have become more attractive from a valuation standpoint. Typically, we tend to increase positions of companies in this situation rather than sell them.

The changes that have occurred in the housing market and the increased capital requirements imposed on Freddie Mac and Fannie Mae have reduced their long-run growth rates. Where historically these companies grew earnings at 15% plus, we expect future earnings growth to track in the lower double digits. Even so, the stocks trade at just 7 or 8 times earnings. In our view, Freddie Mac and Fannie Mae offer above market earnings growth at approximately half its P/E multiple.

Healthcare stocks continue to represent approximately 18% of the Fund’s portfolio. We have made few changes to these positions as we continue to like their long-term prospects. AmerisourceBergen, Cardinal Health and Medco Health Solutions were all strong performers over the past year, and we have recently added Fisher Scientific as well. Each of these companies is involved in the distribution of pharmaceuticals and other healthcare products to a wide variety of end-users. These stocks are part of the Fund’s holdings in the healthcare equipment and services industry, which represent the majority of the portfolio’s healthcare exposure. We like their consistent earnings growth, which is not sensitive to the overall economy.

The large drug companies continue to struggle with competition from generics, as well as lawsuits arising from potentially deadly side effects of particular drugs. Bristol-Myers, Pfizer and Merck had disappointing years, but we believe the outlook is improving for this industry. As a group, these companies provide dividend yields of better than 4% and are selling at historically low P/E multiples. Consequently, we are content to hold these companies until the earnings outlook improves.

Altria Group, the largest position in the portfolio, returned just over 54% for the year. We have pared recently back the position in Altria, as it has appreciated towards our target in order to reduce risk. Over the next few months, we expect the resolution of several long-standing court cases. If we are correct in our belief that Altria will win each case, we expect to see significant appreciation in the share price. Our internal calculation of the value of Altria shares is in the $85 range. However, we have seen several estimates by top Wall Street analysts that put the value over $100 per share.

We have also recently added some new positions to our limited number of Fund holdings in the industrials sector. 3M Company is an incredibly diversified company with a presence in a wide array of areas including: healthcare, display and graphics, consumer, safety, electronics telecommunication and transportation. Paccar designs, manufactures, and distributes light, medium, and heavy-duty trucks and parts under the well-known Peterbilt and Kenworth nameplates. It also provides finance and leasing services to customers and dealers related to its products and associated equipment. We also added a small position in Federal Express, which has already paid rewards. We feel that all three companies have strong growing business and have the ability and pricing power to pass along increased costs due to rising energy prices to their customer base.

Looking ahead, we would not be surprised to see the market remain range bound for the near future. While we expect earnings growth in the third quarter for the market to top 10%, the longer-term outlook is somewhat more muted. Interest rates remain a key area of uncertainty with the potential for sharply rising rates a clear negative for the bond market as well as the housing market. We believe that dividend-paying stocks with attractive valuations and steady earnings growth offer a much greater return potential. Consequently, we expect value stocks to continue their performance leadership. With that being said, a word of caution is also warranted. The Fund invests in value stocks that are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. These and other risks are more fully described in the Fund’s prospectus. We thank you for your support and confidence in the Heritage Series Trust–Value Equity Fund.

Sincerely,

David Dreman Chairman and Chief Investment Officer Dreman Value Management, LLC Portfolio Manager Heritage Value Equity Fund

*	Average annual returns for Heritage Series Trust—Value Equity Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 0% for the five year period and 1% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Heritage Series Trust—Core Equity Fund

Investment Portfolio

October 31, 2005

Shares		Value

Common Stocks—86.4% (a)
Advertising—3.2%
11,100	Omnicom Group Inc.	$920,856

Aerospace/Defense—3.3%
19,000	United Technologies Corporation	974,320

Analog Semiconductors—2.4%
20,300	Analog Devices, Inc.	706,034

Banks—6.9%
21,100	Bank of America Corporation	922,914
21,700	Wachovia Corporation	1,096,284

		2,019,198

Beverages—2.1%
14,200	The Coca-Cola Company	607,476

Diversified Manufacturer—3.9%
43,300	Tyco International Ltd.	1,142,687

Entertainment—1.6%
17,800	International Game Technology	471,522

Environmental Control—3.0%
29,700	Waste Management, Inc.	876,447

Financial Services—8.5%
11,200	American Express Company	557,424
20,500	Citigroup Inc.	938,490
10,300	Fannie Mae	489,456
7,700	Merrill Lynch & Co., Inc.	498,498

		2,483,868

Healthcare Products—6.6%
25,100	Baxter International Inc.	959,573
15,100	Guidant Corporation	951,300

		1,910,873

Healthcare Services—3.2%
19,200	HCA Inc.	925,248

Household Products—1.9%
9,500	Kimberly-Clark Corporation	539,980

Housewares—2.7%
34,600	Newell Rubbermaid Inc.	795,454

Internet—3.7%
44,600	Symantec Corporation*	1,063,710

Multimedia—6.9%
51,500	Time Warner Inc.	918,245
35,700	Viacom Inc., Class “B”	1,105,629

		2,023,874

Shares		Value

Common Stocks (continued)
Pharmaceuticals—4.7%
34,200	Pfizer Inc.	$743,508
13,900	Wyeth	619,384

		1,362,892

Retail—5.3%
19,400	CVS Corporation	473,554
18,900	McDonald’s Corporation	597,240
9,900	Wal-Mart Stores, Inc.	468,369

		1,539,163

Semiconductor Equipment—2.1%
37,500	Applied Materials, Inc.	614,250

Software—8.2%
46,000	Microsoft Corporation	1,182,200
95,800	Oracle Corporation*	1,214,744

		2,396,944

Telecommunications—6.2%
25,100	Cisco Systems, Inc.*	437,995
45,200	Nokia Corporation, Sponsored ADR	760,264
25,500	Spring Nextel Corporation	594,405

		1,792,664

Total Common Stocks (cost $25,703,443)		25,167,460

Repurchase Agreement—10.2% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2005 @ 3.83% to be repurchased at $2,979,317 on November 1, 2005, collateralized by $2,000,000 United States Treasury Bonds, 11.25% due February 15, 2015, (market value $3,038,003 including interest) (cost $2,979,000)		2,979,000

Total Investment Portfolio (cost $28,682,443) (b), 96.6% (a)		28,146,460
Other Assets and Liabilities, net, 3.4% (a)		993,934

Net Assets, 100.0%		$29,140,394

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $28,701,522. Market value includes net unrealized depreciation of $555,062 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $313,056 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $868,118.

ADR—American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Diversified Growth Fund

Investment Portfolio

October 31, 2005

Shares		Value

Common Stocks—92.4% (a)
Aerospace/Defense—1.0%
30,050	Alliant Techsystems Inc.*	$2,110,111

Airlines—1.2%
162,525	Southwest Airlines Co.	2,602,025

Apparel—1.3%
63,200	Columbia Sportswear Company*	2,681,576

Biotechnology—3.6%
86,375	Charles River Laboratories International, Inc.*	3,779,770
27,584	Invitrogen Corporation*	1,754,067
75,775	Protein Design Labs, Inc.*	2,123,216

		7,657,053

Building Materials—2.3%
86,775	Rinker Group Ltd., Sponsored ADR	4,924,481

Commercial Services—3.8%
105,575	ChoicePoint Inc.*	4,461,600
68,300	Weight Watchers International, Inc.*	3,590,531

		8,052,131

Computers—1.6%
100,400	Cadence Design Systems, Inc.*	1,604,392
55,600	FactSet Research Systems Inc.	1,949,892

		3,554,284

Diversified Manufacturer—1.7%
22,050	Actuant Corporation, Class “A”	1,073,835
50,750	Danaher Corporation	2,644,075

		3,717,910

Electronics—3.8%
37,050	Fisher Scientific International Inc.*	2,093,325
272,500	Vishay Intertechnology, Inc.*	3,090,150
81,175	Waters Corporation*	2,938,535

		8,122,010

Entertainment—5.5%
293,150	GTECH Holdings Corporation	9,333,896
95,300	International Game Technology	2,524,497

		11,858,393

Environmental Control—1.3%
80,075	Republic Services, Inc.	2,830,651

Shares		Value

Common Stocks (continued)
Financial Services—3.1%
101,100	Ameritrade Holding Corporation*	$2,126,133
67,675	T.Rowe Price Group, Inc.	4,434,066

		6,560,199

Healthcare Products—9.2%
48,450	C.R. Bard, Inc.	3,022,311
81,000	Henry Schein, Inc.*	3,210,840
69,000	Inamed Corporation*	4,905,900
73,975	Mentor Corporation	3,328,875
136,800	ResMed Inc.*	5,216,184

		19,684,110

Healthcare Services—1.2%
31,800	Pacificare Health Systems, Inc.*	2,619,048

Internet—4.5%
174,700	Check Point Software Technologies Ltd.*	3,906,292
128,775	Expedia, Inc.*	2,419,682
128,775	IAC/InterActiveCorp*	3,296,640

		9,622,614

Iron/Steel—2.6%
191,700	Allegheny Technologies Inc.	5,503,707

Leisure Time—1.7%
88,000	Royal Caribbean Cruises Ltd.	3,646,720

Lodging—3.4%
68,525	Harrah’s Entertainment, Inc.	4,144,392
47,950	Station Casinos, Inc.	3,073,595

		7,217,987

Logic Semiconductors—4.7%
274,200	Altera Corporation*	4,565,430
182,500	QLogic Corporation*	5,504,200

		10,069,630

Oil & Gas—10.2%
75,950	Chesapeake Energy Corporation	2,437,995
50,050	Nabors Industries Ltd.*	3,434,932
224,975	Patterson-UTI Energy, Inc.	7,678,397
92,375	Rowan Companies, Inc.*	3,047,451
35,425	Tesoro Corporation	2,166,239
67,750	XTO Energy Inc.	2,944,415

		21,709,429

Oil & Gas Services—1.3%
78,400	BJ Services Company	2,724,400

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Diversified Growth Fund

Investment Portfolio

October 31, 2005

(continued)

Shares		Value

Common Stocks (continued)
Pharmaceuticals—1.5%
59,800	Caremark Rx, Inc.*	$3,133,520

Retail—5.0%
108,225	Brinker International, Inc.	4,125,537
55,975	Michaels Stores, Inc.	1,851,653
139,400	The Cheesecake Factory Inc.*	4,784,208

		10,761,398

Semiconductor Equipment—2.0%
253,000	ASML Holding N.V.*	4,295,940

Software—6.6%
68,350	Avid Technology, Inc.*	3,364,870
191,000	Citrix Systems, Inc.*	5,265,870
132,600	Fair Isaac Corporation	5,537,376

		14,168,116

Telecommunications—5.3%
141,100	Amdocs Ltd.*	3,734,917
169,200	Comverse Technology, Inc.*	4,246,920
139,800	Juniper Networks, Inc.*	3,261,534

		11,243,371

Television, Cable & Radio—3.0%
135,300	Univision Communications Inc., Class “A”*	3,536,742
96,875	XM Satellite Radio Holdings Inc., Class “A”*	2,792,906

		6,329,648

Total Common Stocks (cost $168,441,652)		197,400,462

Value

Repurchase Agreement—4.2% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2005 @ 3.83% to be repurchased at $8,953,952 on November 1, 2005, collateralized by $6,010,000 United States Treasury Bonds, 11.25% due February 15, 2015, (market value $9,129,198 including interest) (cost $8,953,000)	$8,953,000

Total Investment Portfolio (cost $177,394,652) (b), 96.6% (a)	206,353,462
Other Assets and Liabilities, net, 3.4% (a)	7,212,904

Net Assets, 100.0%	$213,566,366

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $177,571,680. Market value includes net unrealized appreciation of $28,781,782 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $34,815,978 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $6,034,196.

ADR—American Depository Receipt.

Beginning with the Diversified Growth Fund’s fiscal quarter ended July 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund

Investment Portfolio

October 31, 2005

Shares		Value

Common Stocks—101.7% (a)
Aerospace/Defense—4.4%
34,800	Boeing Company	$2,249,472
41,400	United Technologies Corporation	2,122,992

		4,372,464

Analog Semiconductors—0.9%
26,950	Maxim Integrated Products, Inc.	934,626

Biotechnology—3.5%
17,850	Amgen Inc.*	1,352,316
23,650	Genentech Inc.*	2,142,690

		3,495,006

Commercial Services—1.6%
35,550	McKesson Corporation	1,615,036

Communication Semiconductors—2.5%
43,225	Broadcom Corporation, Class “A”*	1,835,334
15,150	Marvell Technology Group Ltd.*	703,112

		2,538,446

Computers—6.9%
11,000	Apple Computer, Inc.*	633,490
56,550	Dell Inc.*	1,802,814
113,800	EMC Corporation*	1,588,648
36,750	Hewlett-Packard Company	1,030,470
21,650	International Business Machines Corporation	1,772,702

		6,828,124

Cosmetics/Personal Care—2.6%
46,450	Procter & Gamble Company	2,600,736

Diversified Manufacturer—6.2%
16,000	3M Company	1,215,680
145,800	General Electric Company	4,944,078

		6,159,758

Electrical Components & Equipment—1.4%
19,900	Emerson Electric Company	1,384,045

Financial Services—8.5%
32,050	American Express Company	1,595,128
12,800	Capital One Financial Corporation	977,280
35,800	CapitalSource Inc.*	787,600
17,250	Goldman Sachs Group, Inc.	2,179,882
53,000	Morgan Stanley	2,883,730

		8,423,620

Shares		Value

Common Stocks (continued)
Food—0.8%
11,000	Wm. Wrigley Jr. Company	$764,500

Healthcare Products—3.2%
27,650	Gen-Probe Inc.*	1,129,226
32,350	Johnson & Johnson	2,025,757

		3,154,983

Healthcare Services—2.4%
40,850	UnitedHealth Group Inc.	2,364,806

Insurance—2.2%
33,300	American International Group, Inc.	2,157,840

Internet—8.3%
10,050	eBay Inc.*	397,980
12,575	Google Inc., Class “A”*	4,679,660
85,000	Yahoo! Inc.*	3,142,450

		8,220,090

Lodging—4.9%
45,000	Harrah’s Entertainment, Inc.	2,721,600
36,450	Starwood Hotels & Resorts Worldwide Inc.	2,129,774

		4,851,374

Logic Semiconductors—6.2%
47,350	Advanced Micro Devices, Inc.*	1,099,467
136,700	ATI Technologies Inc.*	1,975,315
101,900	Intel Corporation	2,394,650
22,200	NVIDIA Corporation*	744,810

		6,214,242

Oil & Gas—1.9%
24,800	ENSCO International Inc.	1,130,632
7,450	Valero Energy Corporation	784,038

		1,914,670

Oil & Gas Services—1.4%
24,100	Halliburton Company	1,424,310

Pharmaceuticals—13.6%
48,125	Cardinal Health, Inc.	3,008,294
95,450	Gilead Sciences, Inc.*	4,510,012
78,400	Eli Lilly & Company	3,903,536
55,850	NPS Pharmaceuticals, Inc.*	550,681
41,600	Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,585,792

		13,558,315

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund

Investment Portfolio

October 31, 2005

(continued)

Shares		Value

Common Stocks (continued)
Retail—10.5%
72,850	Home Depot, Inc.	$2,989,764
33,600	Kohl’s Corporation*	1,617,168
11,275	Lowe’s Companies, Inc.	685,182
59,775	McDonald’s Corporation	1,888,890
50,050	Target Corporation	2,787,284
10,175	Wal-Mart Stores, Inc.	481,379

		10,449,667

Software—2.5%
56,950	Microsoft Corporation	1,463,615
82,500	Oracle Corporation*	1,046,100

		2,509,715

Telecommunications—5.3%
53,100	Motorola, Inc.	1,176,696
143,350	Nokia Corporation, Sponsored ADR	2,411,148
42,400	QUALCOMM Inc.	1,685,824

		5,273,668

Total Common Stocks (cost $97,083,505)		101,210,041

Value

Repurchase Agreement—0.2% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2005 @ 3.83% to be repurchased at $171,018 on November 1, 2005, collateralized by $115,000 United States Treasury Bonds, 11.25% due February 15, 2015, (market value $174,685 including interest) (cost $171,000)	$171,000

Total Investment Portfolio (cost $97,254,505) (b), 101.9% (a)	101,381,041
Other Assets and Liabilities, net, (1.9%) (a)	(1,923,988)

Net Assets, 100.0%	$99,457,053

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $100,206,440. Market value includes net unrealized appreciation of $1,174,601 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $6,133,579 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $4,958,978.

ADR—American Depository Receipt.

Beginning with the Growth Equity Fund’s fiscal quarter ended July 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2005

Shares		Value

Common Stocks—82.3% (a)
Australia—1.5%
42,454	BHP Billiton Ltd.	$658,884
12,815	Brambles Industries Ltd.	80,993
6,559	CSL Ltd.	183,968
52,174	Newcrest Mining Ltd.	710,228
28,260	Patrick Corporation Ltd.	144,366
2,991	Rio Tinto Ltd.	125,972
7,729	Transurban Group*	36,998

		1,941,409

Austria—2.7%
9,969	Bank Austria Creditanstalt AG	1,096,053
2,492	Flughafen Wien AG	161,414
25,475	IMMOFINANZ Immobilien Anlagen AG*	246,597
15,371	OMV AG	829,688
9,633	Raiffeisen International Bank Holding AG*	606,626
14,991	Telekom Austria AG	310,904
4,925	Wienerberger AG	190,518

		3,441,800

Belgium—1.2%
2,078	Almancora Communication VA	201,648
11,218	Fortis SA/NV	319,580
2,868	InBev NV*	114,729
11,278	KBC Groupe SA	919,901

		1,555,858

Bermuda—0.1%
66,000	Clear Media Ltd.*	55,339
97,996	Texwinca Holdings Ltd.	66,998

		122,337

Brazil—0.1%
2,990	Aracruz Celulose SA, Sponsored ADR	114,517

Canada—0.1%
33,918	Bema Gold Corporation*	85,381
556	Centerra Gold Inc.*	10,674
19,106	Eldorado Gold Corporation*	58,459
2,538	Ivanhoe Mines Ltd.*	19,059

		173,573

China—0.3%
102,000	Beijing Capital International Airport Company Ltd., Class “H”	40,788
28,080	Shenzhen Chiwan Wharf Holdings Ltd., Class “B”*	39,663

Shares		Value

Common Stocks (continued)
China (continued)
114,999	Weiqiao Textile Company Ltd., Class “H”	$139,443
51,789	Wumart Stores, Inc.	106,889

		326,783

Cyprus—0.0%
12,230	Bank of Cyprus Public Company, Ltd.	61,907

Czech Republic—1.4%
3,863	CEZ, AS	101,658
12,038	Komercni Banka, AS	1,688,895

		1,790,553

Denmark—0.9%
1,075	Chr. Hansen Holding AS, Class “B”	100,891
10,276	Danske Bank AS	322,438
1,233	Kobenhavns Lufthavne AS	390,752
1,200	Royal UNIBREW AS	93,145
11,278	Vestas Wind Systems AS*	244,226

		1,151,452

Finland—0.7%
17,030	Fortum Oyj	301,714
29,119	Nokia Oyj	484,804
3,150	Stockmann Oyj Abp, Class “B”	112,408

		898,926

France—9.3%
1,306	Accor SA	65,262
2,426	Air Liquide	441,445
33,864	Alcatel SA	398,481
1,418	ALSTOM*	68,019
1,420	Atos Origin SA*	97,598
4,246	Autoroutes du Sud de la France	237,083
5,416	BNP Paribas	410,903
9,579	Bouygues	473,044
3,842	Carrefour SA	170,975
5,480	Compagnie de Saint-Gobain	300,398
1,581	Compagnie Generale des Establissements Michelin*	85,414
30,809	France Telecom SA	801,193
3,374	Générale de Santé	116,921
4,037	JC Decaux SA*	82,611
12,683	Lafarge SA	1,043,629
12,800	LVMH Moet Hennessy Louis Vuitton SA	1,037,135
5,783	Pernod-Ricard SA	1,012,065
3,974	PPR SA	417,811

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2005

(continued)

Shares		Value

Common Stocks (continued)
France (continued)
3,266	Publicis Groupe SA	$108,125
1,339	Renault SA	116,043
17,260	Sanofi-Aventis SA	1,382,985
2,748	Schneider Electric SA*	225,956
10,547	Societe Television Francaise 1*	270,734
15,010	Suez SA	406,901
4,257	Total SA	1,069,253
2,495	Unibail	329,801
4,288	Veolia Environnement	178,632
5,269	Vinci SA	412,075

		11,760,492

Germany—6.8%
2,174	Adidas-Salomon AG	365,054
1,347	Allianz AG	190,381
3,351	BASF AG	241,774
10,996	Bayerische Hypo-und Vereinsbank AG*	306,660
14,002	Commerzbank AG	366,811
1,351	Continental AG	103,389
4,842	DaimlerChrysler AG	242,715
4,800	Deutsche Bank AG	449,841
1,961	Deutsche Boerse AG	184,649
19,087	Deutsche Post AG	425,844
2,301	Deutsche Postbank AG	126,962
37,858	Deutsche Telekom AG	669,807
7,703	E.ON AG	698,525
18,643	Fraport AG Frankfurt Airport Services Worldwide	945,030
1,284	Freenet.de AG	29,571
1,177	Fresenius AG*	151,897
6,221	Fresenius Medical Care AG	560,030
2,696	Henkel KGaA	214,760
4,362	Hypo Real Estate Holding AG	211,068
4,173	IVG Immobilien AG	80,539
9,559	KarstadtQuelle AG	112,826
3,417	Linde AG	243,626
1,369	MAN AG	63,599
5,415	Metro AG	246,431
977	Muenchener Rueckversicherungs AG	114,847
5,615	RWE AG	358,851
2,059	Schering AG*	127,119
10,526	Siemens AG	783,565

		8,616,171

Greece—0.5%
5,760	Alpha Bank AE*	165,266
13,015	Hellenic Telecommunications Organization SA*	268,830
5,727	National Bank of Greece SA	223,535

		657,631

Shares		Value

Common Stocks (continued)
Hong Kong—0.1%
40,000	China Merchants Holdings (International) Company, Ltd.	$77,397

Hungary—0.9%
1,502	Egis Gyogyszergyar Reszvnytarsas Rt.	128,712
75,930	Magyar Telekom Rt.	358,152
18,071	OTP BANK Rt.	646,428

		1,133,292

Indonesia—0.2%
483,524	Bank Mandiri Persero Tbk PT	63,053
287,000	Indofood Sukses Makmur Tbk PT	23,249
44,743	Semen Gresik Persero Tbk PT	82,657
295,056	Telekomunikasi Indonesia Tbk PT, Series “B”	145,743

		314,702

Ireland—0.2%
10,350	Celtic Resources Holdings PLC*	38,999
2,548	DePfa Bank PLC	39,732
59,888	Dragon Oil PLC*	160,767

		239,498

Italy—3.0%
18,143	Assicurazioni Generali SpA	539,928
1,846	Autostrada Torino-Milano SpA	35,141
81,040	Banca Intesa SpA (Non-voting)	351,162
81,990	Banca Intesa SpA	383,061
1,843	Banca Popolare dell’Emilia Romagna Scrl	97,336
40,248	Banca Popolare di Milano Scrl	383,806
5,722	Banca Popolare di Sondrio Scrl*	84,078
11,036	Banche Popolari Unite Scrl	233,777
12,086	Banco Popolare di Verona e Novara Scrl*	223,256
76,276	Beni Stabili SpA	73,194
14,714	Buzzi Unicem SpA	206,675
38,574	Capitalia SpA	201,388
114,836	Cassa di Risparmio di Firenze SpA	342,643
27,784	Credito Emiliano SpA	293,277
4,743	Luxottica Group SpA	114,865
55,096	Parmalat SpA*	160,428
3,235	Societa Iniziative Autostradali e Servizi SpA	37,543

		3,761,558

Japan—11.8%
2,868	Aeon Credit Service Company, Ltd.	224,028
610	Acom Company, Ltd.	39,472

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2005

(continued)

Shares		Value

Common Stocks (continued)
Japan (continued)
1,500	Aiful Corporation	$111,756
3,200	Aisin Seiki Company, Ltd.	95,695
1,700	Astellas Pharma Inc.	60,626
6,000	Bridgestone Corporation	121,681
11,873	Canon Inc.	619,310
11,217	Credit Saison Company, Ltd.	506,052
3,000	Dai Nippon Printing Company, Ltd.	48,956
4,000	Daihatsu Motor Company, Ltd.	37,879
8,012	Denso Corporation	226,514
23	East Japan Railway Company	136,375
2,000	Exedy Corporation	45,888
600	Fanuc Ltd.	46,919
5,266	Fuji Photo Film Company, Ltd.	166,076
99	Fuji Television Network, Inc.	219,490
5,300	Hitachi Capital Corporation	112,267
11,409	Honda Motor Company, Ltd.	621,578
4,000	IBIDEN Company, Ltd.	160,866
66	Japan Tobacco Inc.	1,043,568
9,474	Koito Manufacturing Company, Ltd.	126,597
53,846	Matsushita Electric Industrial Company, Ltd.	978,640
177	Mitsubishi UFJ Financial Group, Inc.	2,199,235
201	Mizuho Financial Group, Inc.	1,333,436
4,000	NGK Spark Plug Company, Ltd.	63,900
700	Nidec Corporation	38,799
7,922	Nikko Cordial Corporation	95,306
25,261	Nissan Motor Company, Ltd.	262,226
4,100	Nitto Denko Corporation	246,979
26,521	Nomura Holdings, Inc.	402,476
300	ORIX Corporation	55,865
4,000	Ricoh Company, Ltd.	63,212
2,000	Secom Company, Ltd.	99,166
3,236	Seven & I Holdings Company, Ltd.*	105,670
644	SMC Corporation	85,280
7,186	Sony Corporation	232,185
147	Sumitomo Mitsui Financial Group Inc.	1,351,637
3,300	Takeda Pharmaceutical Company, Ltd.	180,356
2,340	Takefuji Corporation	163,078
7,000	The Bank of Fukuoka, Ltd.	54,138
33,000	The Bank of Yokohama, Ltd.	267,698
6,000	The Chiba Bank, Ltd.	53,158
8,000	The Gunma Bank, Ltd.	56,716
9,000	The Joyo Bank, Ltd.	59,861
23,065	The Sumitomo Trust & Banking Company, Ltd.	195,429

Shares		Value

Common Stocks (continued)
Japan (continued)
7,000	Toppan Printing Company, Ltd.	$67,311
28,000	Toshiba Corporation	128,968
25,332	Toyota Motor Corporation	1,155,907
5,800	Yamaha Motor Company, Ltd.	123,855

		14,892,080

Luxembourg—0.2%
3,856	Millicom International Cellular SA*	73,380
2,232	TVSL SA*	118,296

		191,676

Mexico—0.6%
8,430	Consorcio ARA, SA de CV	31,103
29,981	Fomento Economico Mexicano SA de CV	203,393
3,700	Fomento Economico Mexicano SA de CV, Sponsored ADR	251,563
30,440	Grupo Financiero Banorte, SA de CV	259,403
9,434	Urbi Desarrollos Urbanos, SA de CV*	59,507

		804,969

Netherlands—1.9%
8,050	ABN AMRO Holding NV	190,512
7,800	Aegon NV	117,419
2,395	Euronext NV	101,841
3,483	European Aeronautic Defence and Space Company*	120,740
9,558	Heineken NV	303,015
16,848	Koninklijke KPN NV	160,461
23,594	Koninklijke Philips Electronics NV	616,962
3,379	Royal Numico NV*	136,914
12,477	TNT NV	294,684
4,631	Unilever NV	326,072
2,912	VNU NV	92,668

		2,461,288

New Zealand—0.1%
93,060	Auckland International Airport Ltd.	127,669

Norway—2.0%
25,000	Acta Holding ASA	58,869
5,869	DnB NOR ASA	60,068
10,006	Norsk Hydro ASA	1,002,533
4,550	Orkla ASA	159,663
45,395	Statoil ASA	1,016,548
12,931	Telenor ASA	126,376
16,400	Tomra Systems ASA	112,321

		2,536,378

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2005

(continued)

Shares		Value

Common Stocks (continued)
Philippines—0.1%
5,640	Ayala Corporation	$29,782
37,400	Bank of the Philippine Islands	35,412
1,910	Globe Telecom, Inc.	24,518
3,100	Philippine Long Distance Telephone Company, Sponsored ADR	93,465

		183,177

Poland—4.0%
6,718	Agora SA	127,463
2,048	Bank BPH SA	389,812
5,281	Bank Handlowy w Warszawie SA*	93,816
50,987	Bank Millenium SA*	71,168
26,381	Bank Pekao SA	1,251,342
8,873	Bank Zachodni WBK SA	298,903
8,720	Budimex SA*	101,429
8,398	CCC SA*	59,371
3,570	Cersanit-Krasnystaw SA*	130,508
2,836	Grupa Kety SA*	112,672
3,447	Inter Cars SA	25,827
1,360	Inter Groclin Auto SA*	36,528
2,798	Polska Grupa Farmaceutyczna SA*	43,958
48,600	Polski Koncern Miesny Duda SA	149,035
191,926	Powszechna Kasa Oszczednosci Bank Polski SA*	1,611,995
6,301	Sniezka SA	43,785
899	Stomil Sanok SA*	30,420
63,863	Telekomunikacja Polska SA	459,210

		5,037,242

Portugal—0.2%
49,017	Banco Comercial Portugues SA	124,059
4,412	Jeronimo Martins	63,612

		187,671

Republic of Korea—1.0%
2,341	Samsung Electronics Company, Ltd.	1,237,770

Romania—0.8%
78,518	Board of the Romanian Development Bank—Groupe Societe Generale	331,864
616,687	Impact (c)	85,671
635,500	Rolast SA Pitesti*	15,616
4,444,803	SNP Petrom SA	588,349
372,000	Socep Constanta	33,518

		1,055,018

Shares		Value

Common Stocks (continued)
Russia—2.7%
8,574	JSC MMC Norilsk Nickel, Sponsored ADR	$630,189
18,404	LUKOIL, Sponsored ADR	1,012,220
1,825	Moscow City Telephone Network, Sponsored ADR	30,113
17,908	OAO Gazprom, Sponsored ADR	1,058,363
7,649	OAO Novatek, Sponsored GDR, 144A*	168,278
1,646	Sibirtelecom, Sponsored ADR	82,037
2,984	Sibirtelecom, Sponsored ADR	103,621
3,889	Unified Energy System, Sponsored GDR	137,671
15,066	Uralsvyazinform, Sponsored ADR	105,161
19,240	VolgaTelecom, Sponsored ADR	139,682

		3,467,335

Singapore—0.1%
66,000	Singapore Telecommunications Ltd.	90,691

Spain—1.4%
5,456	ACS, Actividades de Construcciones y Servicios, SA	156,086
6,688	Cintra Concesiones de Infraestructuras de Transporte, SA*	79,340
6,615	Corporacion Mapfre SA	115,926
12,350	Endesa SA	307,387
3,921	Fadesa Inmobiliaria SA	131,926
4,482	Grupo Empresarial ENCE SA	142,092
5,011	Grupo Ferrovial SA	370,259
8,672	Inditex SA	256,827
6,898	Promotora de Informaciones, SA	126,594
7,784	Telefonica SA*	124,274

		1,810,711

Sweden—3.1%
3,353	Autoliv, Inc., Sponsored SDR	144,228
20,400	ForeningsSparbanken AB, Series “A”	504,176
16,234	Getinge AB, Series “B”	203,160
2,750	Hennes & Mauritz AB, Series “B”	89,409
6,150	Modern Times Group AB, Series “B”*	235,533
91,500	Nordea Bank AB	897,646
42,600	Skandinaviska Enskilda Banken AB, Series “A”	795,656
35,053	Skanska AB, Series “B”	491,574
19,997	Svenska Handelsbanken, “A” Shares	456,489
19,146	Telefonaktiebolaget LM Ericsson, Series “B”*	62,610
7,000	TeliaSonera AB	34,248

		3,914,729

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2005

(continued)

Shares		Value

Common Stocks (continued)
Switzerland—7.1%
590	BKW FMB Energie AG	$39,658
9,497	Compagnie Financiere Richemont AG	361,149
14,471	Holcim Ltd.	899,775
8,550	Nestle SA	2,545,412
520	Nobel Biocare Holding AG	119,836
30,464	Novartis AG	1,637,926
17,021	Roche Holding AG	2,541,570
82	SGS SA	60,395
5,345	The Swatch Group AG, Class “B”	740,928
132	Unique Zurich Airport*	21,900

		8,968,549

Turkey—4.0%
196,610	Akbank TAS*	1,221,993
188,969	Dogan Sirketler Grubu Holding AS*	472,597
158,896	Haci Omer Sabanci Holding AS	740,692
114,735	Koc Holding AS	427,869
254,604	Turkiye Garanti Bankasi AS*	757,313
191,790	Turkiye Is Bankasi AS, Class “C”	1,326,849
3,652	Turkiye Petrol Rafinerileri AS*	62,420

		5,009,733

Ukraine—0.1%
3,570	Centrenergo, Sponsored ADR (c)	21,333
58	Ukrnafta Oil Company, Sponsored ADR	12,210
9,912	Ukrtelecom, GDR	64,203

		97,746

United Kingdom—10.6%
20,566	Associated British Ports Holdings PLC	199,278
57,457	BAA PLC	623,570
29,673	BAE Systems PLC	173,485
30,925	Barclays PLC	306,355
7,414	BG Group PLC	65,052
11,454	British Sky Broadcasting Group PLC	103,337
55,550	Burberry Group PLC	376,858
10,467	Cadbury Schweppes PLC	102,950
63,157	Compass Group PLC	212,277
98,026	Diageo PLC	1,447,957
6,007	Exel PLC	128,154
75,812	GlaxoSmithKline PLC	1,970,097
19,098	Highland Gold Mining Ltd.	75,846
142,373	Hilton Group PLC	854,428
11,890	Imperial Tobacco Group PLC	340,741
6,292	Kazakhyms PLC*	60,105

Shares		Value

Common Stocks (continued)
United Kingdom (continued)
8,711	National Grid PLC	$79,591
16,737	Pearson PLC	185,937
12,941	Peter Hambro Mining PLC*	178,563
29,939	Prudential PLC	251,040
16,625	Reckitt Benckiser PLC	502,022
19,076	Rolls-Royce Group PLC	123,171
7,870	Royal Bank of Scotland Group PLC	217,741
1,237	SABMiller PLC	23,327
11,015	Scottish & Newcastle PLC	91,095
25,150	Scottish Power PLC	246,032
18,128	Smith & Nephew PLC	153,287
6,272	Smiths Group PLC	101,243
195,427	Tesco PLC	1,039,724
3,386	The British Land Company PLC	53,310
46,281	The Peninsular and Oriental Steam Navigation Company	330,759
729,810	Vodafone Group PLC	1,913,958
7,810	Whitbread PLC	129,869
22,472	William Hill PLC	212,480
8,486	Wolseley PLC	172,485
39,204	WPP Group PLC	384,903

		13,431,027

United States—0.4%
11,256	News Corporation, Class “B”	169,515
1,197	Southern Peru Copper Corporation	66,003
1,744	Synthes Inc.*	184,561
4,742	Telewest Global, Inc.*	108,165

		528,244

Venezuela—0.1%
5,534	Cia Anonima Nacional Telefonos de Venezuela, Sponsored ADR	71,389

Total Common Stocks (cost $91,849,175)		104,244,948

Rights and Warrants—3.4% (a)
Cyprus—0.0%
12,230	Bank of Cyprus Public Company Ltd. (Rights)	4,352

India—0.5%
73,988	Calyon Financial Products Ltd./Bharti Televentures, 05/31/10	529,224
6,826	Calyon Financial Products Ltd./State Bank of India Ltd., 144A, 05/13/10	126,829

		656,053

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2005

(continued)

Shares		Value

Rights and Warrants (continued)
Japan—1.7%
11,556	Merrill Lynch Intl & Co./Nikkei 225 Index, 12/09/05	$1,351,179
56,145	Merrill Lynch Intl & Co./Topix Index, 12/09/05	697,038

		2,048,217

Russia—1.2%
1,739	UBS AG London Branch/Sberbank RF, 01/26/06, 144A	1,547,710

Total Rights and Warrants (cost $3,531,498)		4,256,332

Preferred Stocks—0.2% (a)
Germany—0.2%
429	Henkel KGaA	36,993
9,881	ProsiebenSat.1 Media AG	170,435
1,675	Volkswagen AG*	68,111

		275,539

United Kingdom—0.0%
637,138	Rolls-Royce Group PLC, “B” Shares	1,127

Total Preferred Stocks (cost $275,004)		276,666

Investment Companies—5.5% (a)
Australia—0.1%
55,455	Macquarie Airports	124,433

France—0.1%
1,179	Eurazeo*	114,692

Germany—1.9%
42,601	INDEXCHANGE Investment AG/DAXEX	2,427,755

Ireland—1.2%
36,873	Barclays Global Investors Ltd./ iShares Dow Jones Euro STOXX 50 LDRS, ETF	1,471,061

Shares		Value
Investment Companies (continued)

Japan—2.1%
133,900	Nomura Asset Management/ Topix Index ETF*	$1,678,784
8,250	Nomura Asset Management/ Nikkei 225 Index ETF*	971,255

		2,650,039

Romania—0.1%
71,000	Societatea de Investitii Financiare/Banat Crisana (SIF1)	41,873
77,000	Societatea de Investitii Financiare/Moldova Bacau (SIF2 )	46,673
53,500	Societatea de Investitii Financiare/Muntenia Bucuresti (SIF4)	22,262
41,000	Societatea de Investitii Financiare/Oltenia SA (SIF5)	28,882
29,000	Societatea de Investitii Financiare/Transilvania Brasov (SIF3)	16,818

		156,508

Total Investment Companies (cost $6,938,194)		6,944,488

Government Issued Securities — 0.0% (a)
Bulgaria—0.0%
13,665	GKZ Compensation notes under the CONP Act	5,783
20,024	PKB Registered Compensation Vouchers under the OUFL Act and RLFLFF Act	8,504
33,115	Republic of Bulgaria Compensation Notes	14,074

Total Government Issued Securities (cost $29,438)		28,361

Total Investment Portfolio excluding repurchase agreement (cost $102,623,309)		115,750,795

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2005

(continued)

Value

Repurchase Agreement—8.1% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2005 @ 3.83% to be repurchased at $10,194,084 on November 1, 2005, collateralized by $6,845,000 United States Treasury Bonds, 11.25% due February 15, 2015, (market value $10,397,564 including interest) (cost $10,193,000)	$10,193,000

Total Investment Portfolio (cost $112,816,309) (b), 99.5% (a)	125,943,795
Other Assets and Liabilities, net, 0.5% (a)	630,957

Net Assets, 100.0%	$126,574,752

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $113,087,440. Market value includes net unrealized appreciation of $12,856,355 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $15,045,139 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,188,784.
(c)	Securities are fair valued according to procedures adopted by the Board of Trustees.

ADR—American Depository Receipt.

ETF—Exchange-Traded Fund.

GDR—Global Depository Receipt.

SDR—Swedish Depository Receipt.

144A—Securities purchased in a transaction exempt from registration pursuant to conditions of Rule 144A under the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. Some of these securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities.

Forward Foreign Currency Contracts Outstanding

Contract To Deliver	In Exchange For	Delivery Date	Unrealized Appreciation (Depreciation)
CZK 6,008,413	USD 248,600	11/30/05	5,127
TRY 507,673	USD 367,161	12/27/05	(2,566)
CZK 6,510,167	USD 267,776	12/27/05	3,541
CZK 1,249,220	USD 51,311	12/29/05	602
HUF 52,716,163	USD 254,655	12/29/05	3,027
CZK 12,175,000	USD 498,151	12/29/05	3,932
CZK 9,227,391	USD 372,673	01/23/06	(2,366)
PLN 1,856,757	USD 568,285	01/23/06	7,682

		Net Unrealized Appreciation	$18,979

CZK—Czech Koruna

HUF—Hungarian Forint

PLN—Polish Zloty

TRY—New Turkish Lira

USD—United States Dollar

Beginning with the International Equity Fund’s fiscal quarter ended July 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Industry Allocation

October 31, 2005

Industry	Value	% of Net Assets
Advertising	$630,978	0.5%
Aerospace/Defense	418,523	0.3%
Agriculture	1,384,309	1.1%
Apparel	801,283	0.6%
Auto Manufacturers	2,504,460	2.0%
Auto Parts & Equipment	1,080,254	0.8%
Banks	28,812,812	22.8%
Beverages	3,540,290	2.8%
Building Materials	2,854,160	2.2%
Chemicals	989,600	0.8%
Commercial Services	756,939	0.6%
Computers	97,598	0.1%
Distribution/Wholesale	198,312	0.2%
Diversified Manufacturer	884,809	0.7%
Electric	2,802,941	2.2%
Electrical Components & Equipment	599,150	0.5%
Electronics	923,914	0.7%
Engineering & Construction	4,644,887	3.7%
Entertainment	1,066,908	0.8%
Environmental Control	112,321	0.1%
Financial Services	5,446,547	4.3%
Food	5,225,355	4.1%
Food Service	212,275	0.2%
Forest Products & Paper	256,609	0.2%
Government Obligations & Agencies	28,361	0.0%
Hand/Machine Tools	124,079	0.1%
Healthcare Products	775,709	0.6%
Healthcare Services	828,847	0.6%
Home Builders	59,507	0.1%
Home Furnishings	1,210,825	1.0%
Household Products	753,781	0.6%
Insurance	1,329,542	1.0%
Internet	29,571	0.0%
Investment Companies	8,992,705	7.1%
Leisure Time	123,855	0.1%
Lodging	65,262	0.1%
Machinery	131,618	0.1%
Memory & Commodity Semiconductors	1,237,770	1.0%
Mining	2,831,033	2.2%
Miscellaneous Manufacturer	166,076	0.1%
Multimedia	355,452	0.3%
Office/Business Equipment	682,522	0.5%
Oil & Gas	7,045,681	5.6%
Pharmaceuticals	8,257,316	6.5%
Printing & Publishing	346,725	0.3%
Real Estate	616,668	0.5%
REITS	329,801	0.3%
Retail	2,433,786	1.9%
Telecommunications	7,731,075	6.1%
Television, Cable & Radio	1,117,825	0.9%
Textiles	206,441	0.2%
Transportation	1,515,095	1.2%
Water	178,633	0.1%

Total Investment Portfolio excluding repurchase agreement	$115,750,795	91.4%

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

October 31, 2005

Shares		Value

Common Stocks—99.0% (a)
Advertising—1.1%
131,600	Getty Images, Inc.*	$10,924,116

Analog Semiconductors—1.5%
430,900	Linear Technology Corporation	14,310,189

Building Materials—1.0%
166,400	Rinker Group Ltd., Sponsored ADR	9,443,200

Chemicals—1.5%
439,400	Ecolab Inc.	14,535,352

Commercial Services—2.6%
390,600	Interactive Data Corporation*	9,061,920
222,200	ITT Educational Services, Inc.*	12,283,216
116,440	Robert Half International Inc.	4,294,307

		25,639,443

Computers—3.2%
363,500	DST Systems, Inc.*	20,399,620
244,240	Kronos Inc.*	11,200,846

		31,600,466

Cosmetics/Personal Care—1.3%
283,800	Alberto-Culver Company	12,319,758

Distribution/Wholesale—1.8%
305,000	CDW Corporation	17,186,750

Diversified Manufacturer—4.8%
598,100	Danaher Corporation	31,161,010
363,800	ESCO Technologies Inc.*	15,737,988

		46,898,998

Electrical Components & Equipment—1.9%
444,400	AMETEK, Inc.	18,100,412

Electronics—2.2%
541,500	Amphenol Corporation, Class “A”	21,643,755

Engineering & Construction—0.9%
405,325	Chicago Bridge & Iron Company N.V.	9,038,748

Entertainment—3.3%
593,000	GTECH Holdings Corporation	18,881,120
722,120	Regal Entertainment Group, Class “A”	13,308,672

		32,189,792

Shares		Value

Common Stocks (continued)
Environmental Control—1.7%
476,000	Republic Services, Inc.	$16,826,600

Financial Services—3.4%
181,900	Affiliated Managers Group, Inc.*	13,960,825
206,100	BlackRock, Inc.	19,538,280

		33,499,105

Healthcare Products—7.3%
481,900	American Medical Systems Holdings, Inc.*	7,879,065
386,600	C.R. Bard, Inc.	24,116,108
132,200	Dade Behring Holdings, Inc.	4,760,522
420,500	Edwards Lifesciences Corporation*	17,400,290
121,400	Gen-Probe Inc.*	4,957,976
344,600	Respironics, Inc.*	12,360,802

		71,474,763

Healthcare Services—2.1%
500,300	Lincare Holdings Inc.*	20,437,255

Home Furnishings—1.9%
182,000	Harman International Industries, Inc.	18,174,520

Household Products—2.9%
167,975	Fortune Brands, Inc.	12,761,061
174,000	The Scotts Miracle-Gro Company, Class “A”	15,275,460

		28,036,521

Insurance—10.8%
151,800	AMBAC Financial Group, Inc.	10,761,102
272,100	Brown & Brown, Inc.	14,783,193
711,400	HCC Insurance Holdings, Inc.	21,342,000
37,200	Markel Corporation*	11,829,600
283,600	Mercury General Corporation	17,143,620
256,100	PartnerRe Ltd.	16,318,692
307,600	Protective Life Corporation	13,485,184

		105,663,391

Iron/Steel—1.2%
411,100	Allegheny Technologies Inc.	11,802,681

Lodging—1.0%
247,400	Gaylord Entertainment Company*	9,767,352

Logic Semiconductors—1.3%
428,100	Microchip Technology Inc.	12,915,777

Machinery—0.6%
154,300	IDEX Corporation	6,175,086

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

October 31, 2005

(continued)

Shares		Value

Common Stocks (continued)
Machinery-Diversified—1.4%
390,400	Graco Inc.	$13,379,008

Oil & Gas—2.5%
364,065	Chesapeake Energy Corporation	11,686,486
298,900	XTO Energy Inc.	12,990,194

		24,676,680

Oil & Gas Services—4.4%
629,400	FMC Technologies, Inc.*	22,947,924
323,100	National Oilwell Varco, Inc.*	20,184,057

		43,131,981

Packaging & Containers—1.8%
445,080	Ball Corporation	17,522,800

Pharmaceuticals—3.2%
577,000	Omnicare, Inc.	31,215,700

Printing & Publishing—1.1%
407,600	Dex Media, Inc.	10,992,972

Retail—4.6%
23,945	Nordstrom, Inc.	829,694
265,200	Regis Corporation	10,173,072
390,855	Tiffany & Company	15,399,687
863,500	The TJX Companies, Inc.	18,591,155

		44,993,608

Savings & Loans—0.8%
560,265	NewAlliance Bancshares, Inc.	8,079,021

Semiconductor Equipment—1.4%
401,500	Lam Research Corporation*	13,546,610

Software—8.9%
807,461	Activision, Inc.*	12,733,665
688,800	Adobe Systems Inc.*	22,213,800
446,600	Cognos Inc.*	16,760,898
337,000	Fiserv, Inc.*	14,720,160
532,800	SEI Investments Company	20,672,640

		87,101,163

Shares		Value

Common Stocks (continued)
Telecommunications—3.3%
928,100	Alamosa Holdings, Inc.*	$13,735,880
478,600	TELUS Corporation	18,043,220

		31,779,100

Television, Cable & Radio—3.9%
556,800	Rogers Communications Inc., Class “B”	22,010,304
631,700	Univision Communications Inc., Class “A”*	16,512,638

		38,522,942

Textiles—0.4%
46,000	Mohawk Industries, Inc.*	3,590,300

Total Common Stocks (cost $864,965,945)		967,135,915

Repurchase Agreement—0.8% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2005 @ 3.83% to be repurchased at $7,595,808 on November 1, 2005, collateralized by $5,100,000 United States Treasury Bonds, 11.25% due February 15, 2015, (market value $7,746,907 including interest) (cost $7,595,000)		7,595,000

Total Investment Portfolio (cost $872,560,945) (b), 99.8% (a)		974,730,915
Other Assets and Liabilities, net, 0.2% (a)		1,547,619

Net Assets, 100.0%		$976,278,534

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $873,632,323. Market value includes net unrealized appreciation of $101,098,592 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $113,543,071 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $12,444,479.

ADR—American Depository Receipt.

Beginning with the Mid Cap Stock Fund’s fiscal quarter ended July 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

October 31, 2005

Shares		Value

Common Stocks—94.7% (a)
Agriculture—0.9%
123,800	Delta & Pine Land Company	$3,088,810

Banks—0.9%
88,000	Capital Crossing Bank*	2,991,120

Beverages—1.0%
144,000	Constellation Brands, Inc., Class “A”*	3,389,760

Biotechnology—2.8%
10,000	Bio-Rad Laboratories, Inc., Class “A”*	585,200
147,200	Charles River Laboratories International, Inc.*	6,441,472
244,475	deCODE genetics, Inc.*	2,131,822

		9,158,494

Building Materials—1.9%
227,000	Lennox International Inc.	6,331,030

Commercial Services—5.8%
247,600	ADESA, Inc.	5,298,640
62,200	Corrections Corporation of America*	2,480,536
239,000	Interactive Data Corporation*	5,544,800
100,000	Navigant Consulting, Inc.*	2,097,000
71,218	NCO Group, Inc.*	1,279,787
80,350	Resources Connection, Inc.*	2,293,992

		18,994,755

Computers—3.0%
118,062	FactSet Research Systems Inc.	4,140,434
645,125	McDATA Corporation, Class “A”*	3,103,051
174,500	RadiSys Corporation*	2,804,215

		10,047,700

Distribution/Wholesale—4.8%
160,000	Hughes Supply, Inc.	5,352,000
52,000	ScanSource, Inc.*	2,945,280
68,200	SCP Pool Corporation	2,453,154
143,500	Tech Data Corporation*	4,970,840

		15,721,274

Diversified Manufacturer—3.9%
48,500	Actuant Corporation, Class “A”	2,361,950
120,800	Applied Films Corporation*	2,345,936
96,000	Blount International, Inc.*	1,522,560
190,000	Federal Signal Corporation	3,081,800
465,000	Jacuzzi Brands, Inc.*	3,431,700

		12,743,946

Shares		Value

Common Stocks (continued)
Electrical Components & Equipment—2.3%
154,550	Advanced Energy Industries, Inc.*	$1,661,412
127,000	Belden CDT Inc.	2,531,110
177,200	General Cable Corporation*	2,879,500
24,000	Littelfuse, Inc.*	588,240

		7,660,262

Electronics—2.5%
78,000	Benchmark Electronics, Inc.*	2,191,020
102,810	Dolby Laboratories, Inc., Class “A”*	1,655,241
69,100	Gentex Corporation	1,300,462
80,100	OYO Geospace Corporation*	1,786,230
73,700	Photon Dynamics, Inc.*	1,283,117

		8,216,070

Engineering & Construction—2.0%
161,200	URS Corporation*	6,517,316

Entertainment—2.1%
62,800	Nevada Gold & Casinos, Inc.*	656,260
139,475	Shuffle Master, Inc.*	3,537,086
90,075	Sunterra Corporation*	1,081,801
47,775	Vail Resorts, Inc.*	1,600,462

		6,875,609

Environmental Control—3.4%
203,300	Aleris International Inc.,*	5,277,668
138,805	Duratek, Inc.*	1,980,747
116,087	Waste Connections Inc.*	3,873,823

		11,132,238

Healthcare Products—5.6%
186,850	American Medical Systems Holdings, Inc.*	3,054,998
42,200	Arrow International, Inc.	1,221,268
28,700	The Cooper Companies, Inc.	1,975,708
63,200	DJ Orthopedics, Inc.*	1,837,856
47,800	INAMED Corporation*	3,398,580
114,050	Respironics, Inc.*	4,090,974
43,025	SurModics, Inc.*	1,700,348
54,850	Thoratec Corporation*	1,084,933

		18,364,665

Healthcare Services—2.6%
72,600	American Healthways, Inc.*	2,944,656
134,150	Centene Corporation*	2,703,122
141,600	Horizon Health Corporation*	2,809,344

		8,457,122

Home Builders—0.9%
219,000	Champion Enterprises, Inc.*	3,039,720

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

October 31, 2005

(continued)

Shares		Value

Common Stocks (continued)
Home Furnishings—1.7%
173,200	Tempur-Pedic International Inc.*	$1,915,592
224,125	Universal Electronics, Inc.*	3,884,086

		5,799,678

Insurance—2.1%
20,125	Philadelphia Consolidated Holding Corp.*	1,937,232
48,265	Primus Guaranty, Ltd.*	424,732
114,500	The PMI Group, Inc.	4,566,260

		6,928,224

Internet—2.0%
315,000	1-800-FLOWERS.COM, Inc.*	2,138,850
34,800	Avocent Corporation*	1,066,968
31,400	Blue Nile, Inc.*	1,126,318
72,600	eCollege.com*	1,155,066
122,225	Internet Capital Group, Inc.*	1,043,802

		6,531,004

Investment Companies—1.1%
226,000	MCG Capital Corporation	3,733,520

Leisure Time—0.7%
250,000	K2, Inc.*	2,507,500

Machinery—1.3%
138,400	UNOVA, Inc.*	4,290,400

Memory & Commodity Semiconductors—0.8%
266,000	Integrated Device Technology, Inc.*	2,628,080

Metal Fabricate/Hardware—1.2%
118,000	Kaydon Corporation	3,486,900
13,500	NS Group, Inc.*	467,235

		3,954,135

Multimedia—0.2%
80,025	Entravision Communications Corporation, Class “A” *	656,205

Oil & Gas—6.1%
154,000	Comstock Resources, Inc.*	4,636,940
119,000	Energy Partners, Ltd.*	3,019,030
108,050	Patterson-UTI Energy, Inc.	3,687,746
87,100	Swift Energy Company*	3,802,786
92,125	Unit Corporation*	4,827,350

		19,973,852

Shares		Value

Common Stocks (continued)
Oil & Gas Services—0.8%
43,075	Core Laboratories N.V.*	$1,387,446
39,300	Tetra Technologies, Inc.*	1,099,221

		2,486,667

Pharmaceuticals—3.1%
63,900	Connetics Corporation*	833,256
122,600	Dendreon Corporation*	755,216
256,100	KV Pharmaceutical Company, Class “A”*	4,386,993
49,600	Medicis Pharmaceutical, Class “A”	1,463,200
134,250	NBTY, Inc.*	2,686,342

		10,125,007

Printing & Publishing—1.9%
158,200	John Wiley & Sons, Inc., Class “A”	6,201,440

REITS—3.2%
405,000	Aames Investment Corporation	2,425,950
135,000	Crescent Real Estate Equities Company	2,693,250
276,500	Highland Hospitality Corporation	2,906,015
160,000	Kite Realty Group Trust	2,364,800

		10,390,015

Retail—9.4%
56,400	A.C. Moore Arts & Crafts, Inc.*	776,064
136,500	Brinker International Inc.	5,203,380
64,175	Build-A-Bear Workshop, Inc.*	1,537,633
116,200	Cabela’s Inc.*	1,905,680
200,825	Cash America International, Inc.	4,390,034
100,200	CBRL Group, Inc.	3,476,940
125,325	Genesco Inc.*	4,611,960
52,125	Red Robin Gourmet Burgers, Inc.*	2,513,989
133,400	Stage Stores Inc.*	3,697,848
85,500	United Auto Group Inc.	2,883,915

		30,997,443

Savings & Loans—1.1%
41,375	BankAtlantic Bancorp, Inc.	574,699
182,000	Commercial Capital Bancorp, Inc.	2,922,920

		3,497,619

Semiconductor Equipment—0.4%
170,000	Mattson Technology, Inc.*	1,341,300

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

October 31, 2005

(continued)

Shares		Value

Common Stocks (continued)
Software—7.9%
91,950	ANSYS, Inc.*	$3,426,057
371,500	Datastream Systems, Inc.*	3,194,900
57,325	Dendrite International, Inc.*	1,006,054
95,375	Eclipsys Corporation*	1,526,000
96,200	Global Payments Inc.	4,122,170
403,000	infoUSA Inc.*	4,320,162
207,500	MoneyGram International, Inc.	5,042,250
131,075	Netsmart Technologies, Inc.*	1,932,046
60,450	Per-Se Technologies, Inc.*	1,343,804

		25,913,443

Telecommunications—3.3%
350,000	CommScope, Inc.*	6,832,000
128,700	EMS Technologies, Inc.*	2,106,819
152,350	Tekelec*	2,090,242

		11,029,061

Total Common Stocks (cost $252,722,513)		311,714,484

Value
Repurchase Agreement—4.4% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2005 @ 3.83% to be repurchased at $14,382,530 on November 1, 2005, collateralized by $9,655,000 United States Treasury Bonds, 11.25% due February 15, 2015, (market value $14,665,958 including interest) (cost $14,381,000)	$14,381,000

Total Investment Portfolio (cost $267,103,513) (b), 99.1% (a)	326,095,484
Other Assets and Liabilities, net, 0.9% (a)	2,913,595

Net Assets, 100.0%	$329,009,079

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $267,652,274. Market value includes net unrealized appreciation of $58,443,210 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $72,012,227 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $13,569,017.

Beginning with the Small Cap Stock Fund’s fiscal quarter ended July 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund

Investment Portfolio

October 31, 2005

Shares		Value

Common Stocks—94.2% (a)
Agriculture—14.5%
37,000	Altria Group, Inc.	$2,776,850
3,300	Imperial Tobacco Group PLC., Sponsored ADR	190,476
11,600	Universal Corporation	434,304
34,750	UST Inc.	1,438,302

		4,839,932

Auto Manufacturers—1.5%
15,500	Ford Motor Company	128,960
5,400	PACCAR Inc.	378,108

		507,068

Banks—7.1%
23,560	Bank of America Corporation	1,030,514
12,800	KeyCorp	412,672
5,400	The PNC Financial Services Group, Inc.	327,834
11,300	U.S. Bancorp	334,254
5,500	Wachovia Corporation	277,860

		2,383,134

Computers—2.5%
35,225	Electronic Data Systems Corporation	821,095

Diversified Manufacturer—3.3%
5,000	3M Company	379,900
10,100	General Electric Company	342,491
14,500	Tyco International Ltd.	382,655

		1,105,046

Electronics—0.6%
3,800	Fisher Scientific International Inc.*	214,700

Financial Services—10.6%
5,600	Citigroup Inc.	256,368
35,900	Fannie Mae	1,705,968
25,900	Freddie Mac	1,588,965

		3,551,301

Food—0.4%
5,700	Safeway Inc.	132,582

Healthcare Products—0.7%
4,825	Becton, Dickinson and Company	244,869

Healthcare Services—5.0%
11,300	HCA Inc.	544,547
12,680	Laboratory Corporation of America Holdings*	611,810
10,780	Quest Diagnostics Inc.	503,534

		1,659,891

Shares		Value

Common Stocks (continued)
Insurance—2.8%
12,400	American International Group, Inc.	$803,520
3,100	The St. Paul Travelers Companies, Inc.	139,593

		943,113

Oil & Gas—20.4%
2,000	Anadarko Petroleum Corporation	181,420
6,300	Apache Corporation	402,129
6,800	Burlington Resources, Inc.	491,096
24,500	Chevron Corporation	1,398,215
35,946	ConocoPhillips	2,350,149
22,200	Devon Energy Corporation	1,340,436
2,800	EnCana Corporation	128,408
245	Kerr-McGee Corporation	20,835
6,400	Occidental Petroleum Corporation	504,832
200	Transocean Inc.*	11,498

		6,829,018

Pharmaceuticals—11.7%
8,300	AmerisourceBergen Corporation	633,041
28,695	Bristol-Myers Squibb Company	607,473
5,200	Cardinal Health, Inc.	325,052
11,863	Medco Health Solutions, Inc.*	670,260
20,225	Merck & Co., Inc.	570,750
35,305	Pfizer Inc.	767,531
7,625	Wyeth	339,770

		3,913,877

Retail—5.8%
26,850	Borders Group, Inc.	527,066
5,400	Federated Department Stores, Inc.	331,398
15,600	Home Depot, Inc.	640,224
18,650	Staples, Inc.	423,914

		1,922,602

Savings & Loans—6.8%
19,000	Sovereign Bancorp, Inc.	409,830
46,800	Washington Mutual, Inc.	1,853,280

		2,263,110

Transportation—0.5%
1,800	FedEx Corporation	165,473

Total Common Stocks (cost $25,079,983)		31,496,811

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund

Investment Portfolio

October 31, 2005

(continued)

Shares	Value

Repurchase Agreement—5.4% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2005 @ 3.83% to be repurchased at $1,793,191 on November 1, 2005, collateralized by $1,205,000 United States Treasury Bonds, 11.25% due February 15, 2015, (market value $1,830,397 including interest) (cost $1,793,000)	$1,793,000

Total Investment Portfolio (cost $26,872,983) (b), 99.6% (a)	33,289,811
Other Assets and Liabilities, net, 0.4% (a)	155,105

Net Assets, 100.0%	$33,444,916

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $27,048,996. Market value includes net unrealized appreciation of $6,240,815 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $7,841,922 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,601,107.

ADR—American Depository Receipt.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Unrealized Depreciation
6	S&P 500 Index	Dec-05	$7,836

Beginning with the Value Equity Fund’s fiscal quarter ended July 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Sector Allocation (% of net assets)

October 31, 2005

(unaudited)

Core Equity Fund

Diversified Growth Fund

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Sector Allocation (% of net assets)

October 31, 2005

(unaudited)

(continued)

Growth Equity Fund

International Equity Fund

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Sector Allocation (% of net assets)

October 31, 2005

(unaudited)

(continued)

Mid Cap Stock Fund

Small Cap Stock Fund

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Sector Allocation (% of net assets)

October 31, 2005

(unaudited)

(continued)

Value Equity Fund

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Understanding Your Fund’s Expenses

(unaudited)

Understanding Your Fund’s Expenses

As a mutual fund investor, you pay two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, such as management fees; distribution (12b-1) fees; and other expenses. Using the tables below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges (loads) and redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or talk to your financial advisor.

Review Your Fund’s Actual Expenses

The table below shows the actual expenses you would have paid on a $1,000 investment in Heritage Series Trust on May 1, 2005 and held through October 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Actual	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Expenses Paid During Period*
Core Equity Fund
Class A	$1,000	$1,000	$8.23
Class C	$1,000	$996	$11.94

Diversified Growth Fund
Class A	$1,000	$1,081	$6.94
Class B	$1,000	$1,077	$10.87
Class C	$1,000	$1,077	$10.86

Growth Equity Fund
Class A	$1,000	$1,074	$7.06
Class B	$1,000	$1,069	$10.95
Class C	$1,000	$1,070	$10.96

International Equity Fund
Class A	$1,000	$1,117	$9.50
Class B	$1,000	$1,113	$13.47
Class C	$1,000	$1,113	$13.47

Mid Cap Stock Fund
Class A	$1,000	$1,106	$6.09
Class B	$1,000	$1,102	$10.05
Class C	$1,000	$1,102	$10.05

Small Cap Stock Fund
Class A	$1,000	$1,092	$6.86
Class B	$1,000	$1,088	$10.79
Class C	$1,000	$1,087	$10.79

Value Equity Fund
Class A	$1,000	$1,049	$7.49
Class B	$1,000	$1,045	$11.34
Class C	$1,000	$1,045	$11.34

*	See the following page for expense calculation.

Heritage Series Trust

Understanding Your Fund’s Expenses

(unaudited)

(continued)

Hypothetical Example for Comparison Purposes

All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each Fund’s expenses based on a $1,000 investment and assuming for the period a hypothetical 5% rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund’s with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Expenses Paid During Period*
Core Equity Fund
Class A	$1,000	$1,017	$8.30
Class C	$1,000	$1,013	$12.05

Diversified Growth Fund
Class A	$1,000	$1,019	$6.73
Class B	$1,000	$1,015	$10.54
Class C	$1,000	$1,015	$10.54

Growth Equity Fund
Class A	$1,000	$1,018	$6.87
Class B	$1,000	$1,015	$10.66
Class C	$1,000	$1,015	$10.66

International Equity Fund
Class A	$1,000	$1,016	$9.05
Class B	$1,000	$1,012	$12.83
Class C	$1,000	$1,012	$12.83

Mid Cap Stock Fund
Class A	$1,000	$1,019	$5.84
Class B	$1,000	$1,016	$9.64
Class C	$1,000	$1,016	$9.64

Small Cap Stock Fund
Class A	$1,000	$1,019	$6.62
Class B	$1,000	$1,015	$10.42
Class C	$1,000	$1,015	$10.42

Value Equity Fund
Class A	$1,000	$1,018	$7.38
Class B	$1,000	$1,014	$11.17
Class C	$1,000	$1,014	$11.17

*	Expenses are calculated using each Funds’ annualized expense ratios for Class A, Class B and Class C shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184); and then dividing that result by the actual number of days in the fiscal year (365). Annualized expense ratios used for each Fund are as follows:

	Class A	Class B	Class C
Core Equity Fund	1.65%	N/A	2.40%
Diversified Growth Fund	1.32%	2.08%	2.08%
Growth Equity Fund	1.35%	2.10%	2.10%
International Equity Fund	1.78%	2.53%	2.53%
Mid Cap Stock Fund	1.15%	1.90%	1.90%
Small Cap Stock Fund	1.30%	2.05%	2.05%
Value Equity Fund	1.45%	2.20%	2.20%

Heritage Series Trust

Statements of Assets and Liabilities

October 31, 2005

	Core Equity Fund	Diversified Growth Fund	Growth Equity Fund	International Equity Fund
Assets
Investments, at value (identified cost $25,703,443, $168,441,652 and $97,083,505 and $102,623,309, respectively)	$25,167,460	$197,400,462	$101,210,041	$115,750,795
Repurchase agreement, at market value (identified cost is the same as value)	2,979,000	8,953,000	171,000	10,193,000
Cash	776	996	346	802
Foreign currency (cost $769,540 )	—	—	—	766,653
Receivables:
Investments sold	1,596,573	7,380,533	4,130,698	5,118,173
Fund shares sold	190,993	461,069	138	1,115,941
From Manager	18,082	—	—	—
Dividends and interest	11,960	7,251	27,947	78,860
Foreign taxes recoverable	—	—	—	45,107
Unamortized offering costs	32,271	—	—	—
Deferred state qualification expenses	1,359	17,386	16,448	9,226
Prepaid insurance	—	6,244	6,159	5,346
Unrealized appreciation on forward foreign currency contracts	—	—	—	23,911

Total assets	$29,998,474	$214,226,941	$105,562,777	$133,107,814

Liabilities
Payables:
Investments purchased	$586,747	$—	$3,040,948	$6,032,725
Fund shares redeemed	194,229	305,865	2,871,903	174,074
Accrued management fee	—	144,983	24,385	73,177
Accrued distribution fees	12,415	99,772	52,459	75,077
Accrued shareholder servicing fee	6,023	43,732	45,230	23,865
Accrued fund accounting fee	6,000	6,300	6,000	34,106
Other accrued expenses	52,666	59,923	64,799	115,106
Unrealized depreciation on forward foreign currency contracts	—	—	—	4,932

Total liabilities	858,080	660,575	6,105,724	6,533,062

Net assets	$29,140,394	$213,566,366	$99,457,053	$126,574,752

Net Assets
Net assets consist of:
Paid-in capital	$29,698,721	$173,138,136	$193,357,792	$102,143,608
Undistributed net investment income	—	—	—	246,844
Accumulated net realized gain (loss)	(22,344)	11,469,420	(98,027,275)	11,046,665
Net unrealized appreciation (depreciation) on investments and other assets and liabilities denominated in foreign currencies	(535,983)	28,958,810	4,126,536	13,137,635

Net assets	$29,140,394	$213,566,366	$99,457,053	$126,574,752

Net assets, at market value
Class A shares	$18,755,741	$127,113,224	$52,784,549	49,532,093
Class B shares	N/A	19,270,272	15,053,089	4,370,715
Class C shares	10,384,653	67,182,870	31,619,415	72,671,944

Total	$29,140,394	$213,566,366	$99,457,053	$126,574,752

Shares of beneficial interest outstanding
Class A shares	1,312,877	4,758,036	1,996,273	1,965,913
Class B shares	N/A	766,341	621,747	185,358
Class C shares	729,755	2,671,168	1,306,266	3,081,445

Total	2,042,632	8,195,545	3,924,286	5,232,716

Net Asset Value—offering and redemption price per share Class A shares	$14.29	$26.72	$26.44	$25.20

Maximum offering price per Class A share (100/95.25 of $14.29, $26.72, $26.44 and $25.20, respectively.	$15.00	$28.05	$27.76	$26.46

Class B shares	N/A	$25.15	$24.21	$23.58

Class C shares	$14.23	$25.15	$24.21	$23.58

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Assets and Liabilities

October 31, 2005

(continued)

	Mid Cap Stock Fund	Small Cap Stock Fund	Value Equity Fund
Assets
Investments, at value (identified cost $864,965,945, $252,722,513 and $25,079,983, respectively)	$967,135,915	$311,714,484	$31,496,811
Repurchase agreement (identified cost is the same as value)	7,595,000	14,381,000	1,793,000
Cash	211	60	320
Initial futures margin deposit	—	—	94,500
Receivables:
Investments sold	16,215,921	4,436,096	135,339
Fund shares sold	3,850,759	779,592	—
Dividends and interest	164,708	211,952	64,848
Futures variation margin	—	—	15,150
Deferred state qualification expenses	30,971	13,045	11,816
Prepaid insurance	10,401	7,363	4,790

Total assets	$995,003,886	$331,543,592	$33,616,574

Liabilities
Payables:
Investments purchased	$15,731,536	$1,432,698	$55,181
Fund shares redeemed	1,654,354	590,417	29,291
Accrued management fee	595,559	231,729	8,513
Accrued distribution fees	422,921	135,775	20,164
Accrued shareholder servicing fee	193,689	71,155	8,415
Accrued fund accounting fee	6,300	6,000	5,100
Other accrued expenses	120,993	66,739	44,994

Total liabilities	18,725,352	2,534,513	171,658

Net assets	$976,278,534	$329,009,079	$33,444,916

Net Assets
Net assets consist of:
Paid-in capital	$803,427,594	$258,824,169	$32,151,049
Undistributed net investment income (loss)	—	—	170,430
Accumulated net realized gain (loss)	70,680,970	11,192,939	(5,285,555)
Net unrealized appreciation on investments and futures contracts	102,169,970	58,991,971	6,408,992

Net assets	$976,278,534	$329,009,079	$33,444,916

Net assets, at market value
Class A shares	$632,966,526	$225,310,635	$12,890,053
Class B shares	59,535,291	13,091,215	3,394,896
Class C shares	283,776,717	90,607,229	17,159,967

Total	$976,278,534	$329,009,079	$33,444,916

Shares of beneficial interest outstanding
Class A shares	22,776,852	6,841,216	659,763
Class B shares	2,290,477	436,129	178,769
Class C shares	10,912,991	3,016,929	903,354

Total	35,980,320	10,294,274	1,741,886

Net Asset Value—offering and redemption price per share Class A shares	$27.79	$32.93	$19.54

Maximum offering price per Class A share (100/95.25 of $27.79, $32.93 and $19.54), respectively.	$29.18	$34.57	$20.51

Class B shares	$25.99	$30.02	$18.99

Class C shares	$26.00	$30.03	$19.00

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Operations

For the Fiscal Year Ended October 31, 2005

	Core Equity Fund*	Diversified Growth Fund	Growth Equity Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund	Value Equity Fund
Investment Income
Income:
Gross dividends	$110,704	$826,308	$1,757,775	$2,432,127	$5,190,860	$2,434,357	$803,902
Foreign withholding tax	—	(2,551)	—	(296,876)	—	(4,978)	(105)

Net dividends	110,704	823,757	1,757,775	2,135,251	5,190,860	2,429,379	803,797
Interest	38,538	249,712	11,857	90,908	518,327	530,227	85,976

Total income	149,242	1,073,469	1,769,632	2,226,159	5,709,187	2,959,606	889,773
Expenses:
Management fee	71,918	1,617,965	1,095,914	1,012,468	6,172,022	2,555,219	272,218
Distribution fee (Class A)	15,875	271,436	198,355	96,587	1,327,091	550,739	35,694
Distribution fee (Class B)	N/A	212,698	187,943	32,007	599,939	145,322	35,907
Distribution fee (Class C)	32,391	692,179	479,857	606,763	2,551,729	892,012	184,275
Shareholder servicing fees	11,239	240,324	289,294	107,195	971,432	367,137	50,845
Custodian fee	35,338	24,215	37,120	346,085	66,400	40,987	13,618
Fund accounting fee	28,031	73,242	72,562	95,175	73,353	73,157	61,711
Professional fees	53,103	87,252	93,237	110,343	88,020	85,987	88,011
State qualification expenses	4,944	50,908	47,178	50,945	96,193	58,965	42,642
Offering costs	32,271	—	—	—	—	—	—
Reports to shareholders	2,000	30,103	35,564	18,774	102,943	43,651	10,900
Trustees’ fees and expenses	4,566	20,005	21,505	20,004	19,943	20,004	21,505
Other	43,837	32,900	24,966	28,441	57,343	43	24,099

Total expenses before adjustments	335,513	3,353,227	2,583,495	2,524,787	12,126,408	4,833,223	841,425
Management fees waived	(71,918)	—	(110,000)	(221,000)	—	—	(150,000)
Expenses reimbursed by Manager	(81,082)	—	—	—	—	—	—
Management fees recovered	—	—	—	—	—	156,000	—

Total expenses after adjustments	182,513	3,353,227	2,473,495	2,303,787	12,126,408	4,989,223	691,425

Net investment income (loss)	(33,271)	(2,279,758)	(703,863)	(77,628)	(6,417,221)	(2,029,617)	198,348

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investment transactions	(22,344)	12,701,675	20,079,648	11,927,993	82,250,623	11,805,222	1,753,684
Net realized gain from futures transactions	—	—	—	—	—	—	117,876
Net realized gain from foreign currency transactions	—	—	—	36,186	—	—	—
Net unrealized appreciation (depreciation) on investments	(535,983)	7,207,718	(8,350,679)	6,306,281	19,621,686	9,531,049	1,905,191
Net unrealized appreciation on the translation of assets and liabilities denominated in foreign currencies	—	—	—	10,149	—	—	—
Net unrealized depreciation on futures contracts	—	—	—	—	—	—	(7,836)

Net gain (loss) on investments	(558,327)	19,909,393	11,728,969	18,280,609	101,872,309	21,336,271	3,768,915

Net increase (decrease) in net assets resulting from operations	$(591,598)	$17,629,635	$11,025,106	$18,202,981	$95,455,088	$19,306,654	$3,967,263

*	For the period May 2, 2005 (commencement of operations) to October 31, 2005.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

Core Equity Fund*	For the Period Ended October 31, 2005
Increase in net assets:
Operations:
Net investment loss	$(33,271)
Net realized loss from investment transactions	(22,344)
Net unrealized depreciation on investments	(535,983)

Net decrease in net assets resulting from operations	(591,598)
Increase in net assets from Fund share transactions	29,731,992

Increase in net assets	29,140,394
Net assets, beginning of period	—

Net assets, end of period	$29,140,394

	For the Fiscal Years Ended
Diversified Growth Fund	October 31, 2005	October 31, 2004
Increase in net assets:
Operations:
Net investment loss	$(2,279,758)	$(2,020,182)
Net realized gain from investment transactions	12,701,675	10,039,670
Net unrealized appreciation (depreciation) on investments	7,207,718	(1,127,347)

Net increase in net assets resulting from operations	17,629,635	6,892,141
Distributions to shareholders from:
Net realized gains Class A shares, ($1.21 per share)	(4,068,205)	—
Net realized gains Class B shares, ($1.21 per share)	(1,061,842)	—
Net realized gains Class C shares, ($1.21 per share)	(3,289,914)	—

Net distributions to shareholders	(8,419,961)	—
Increase in net assets from Fund share transactions	37,595,152	26,244,067

Increase in net assets	46,804,826	33,136,208
Net assets, beginning of fiscal year	166,761,540	133,625,332

Net assets, end of fiscal year	$213,566,366	$166,761,540

	For the Fiscal Years Ended
Growth Equity Fund	October 31, 2005	October 31, 2004
Decrease in net assets:
Operations:
Net investment loss	$(703,863)	$(2,157,111)
Net realized gain from investment transactions	20,079,648	20,213,073
Net unrealized depreciation on investments	(8,350,679)	(34,516,679)

Net increase (decrease) in net assets resulting from operations	11,025,106	(16,460,717)
Decrease in net assets from Fund share transactions	(106,538,367)	(76,442,542)

Decrease in net assets	(95,513,261)	(92,903,259)
Net assets, beginning of fiscal year	194,970,314	287,873,573

Net assets, end of fiscal year	$99,457,053	$194,970,314

*	For the period May 2, 2005 (commencement of operations) to October 31, 2005.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

(continued)

	For the Fiscal Years Ended
International Equity Fund	October 31, 2005	October 31, 2004
Increase in net assets:
Operations:
Net investment loss	$(77,628)	$(122,148)
Net realized gain from investment transactions	11,927,993	8,126,111
Net realized gain from foreign currency transactions	36,186	38,379
Net unrealized appreciation on investments	6,306,281	1,825,187
Net unrealized appreciation on the translation of assets and liabilities denominated in foreign currencies	10,149	15,891

Net increase in net assets resulting from operations	18,202,981	9,883,420
Distributions to shareholders from:
Net investment income Class A shares, ($0.33 and $0.15 per share, respectively)	(465,138)	(210,635)
Net investment income Class B shares, ($0.20 and $0.07 per share, respectively)	(22,104)	(6,122)
Net investment income Class C shares, ($0.20 and $0.07 per share, respectively)	(493,411)	(130,538)

Net distributions to shareholders	(980,653)	(347,295)
Increase in net assets from Fund share transactions	31,377,919	18,049,593

Increase in net assets	48,600,247	27,585,718
Net assets, beginning of fiscal year	77,974,505	50,388,787

Net assets, end of fiscal year (including net investment income of $246,844 and $807,092, respectively)	$126,574,752	$77,974,505

	For the Fiscal Years Ended
Mid Cap Stock Fund	October 31, 2005	October 31, 2004
Increase in net assets:
Operations:
Net investment loss	$(6,417,221)	$(5,063,671)
Net realized gain from investment transactions	82,250,623	43,858,578
Net unrealized appreciation on investments	19,621,686	22,465,233

Net increase in net assets resulting from operations	95,455,088	61,260,140
Increase in net assets from Fund share transactions	238,447,287	162,676,034

Increase in net assets	333,902,375	223,936,174
Net assets, beginning of fiscal year	642,376,159	418,439,985

Net assets, end of fiscal year	$976,278,534	$642,376,159

	For the Fiscal Years Ended
Small Cap Stock Fund	October 31, 2005	October 31, 2004
Increase in net assets:
Operations:
Net investment loss	$(2,029,617)	$(1,707,839)
Net realized gain from investment transactions	11,805,222	19,753,261
Net unrealized appreciation on investments	9,531,049	1,619,772

Net increase in net assets resulting from operations	19,306,654	19,665,194
Distributions to shareholders from:
Net realized gains Class A shares, ($1.56 per share)	(9,981,079)	—
Net realized gains Class B shares, ($1.56 per share)	(773,229)	—
Net realized gains Class C shares, ($1.56 per share)	(4,257,737)	—

Net distributions to shareholders	(15,012,045)	—
Increase in net assets from Fund share transactions	49,238,897	74,408,815

Increase in net assets	53,533,506	94,074,009
Net assets, beginning of fiscal year	275,475,573	181,401,564

Net assets, end of fiscal year	$329,009,079	$275,475,573

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

(continued)

	For the Fiscal Years Ended
Value Equity Fund	October 31, 2005	October 31, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$198,348	$188,724
Net realized gain from investment transactions	1,753,684	594,291
Net realized gain from futures transactions	117,876	89,250
Net unrealized appreciation on investments	1,905,191	2,107,376
Net unrealized appreciation (depreciation) on investments in futures contracts	(7,836)	20,902

Net increase in net assets resulting from operations	3,967,263	3,000,543
Distributions to shareholders from:
Net investment income Class A shares, ($0.16 and $0.14 per share, respectively)	(126,819)	(97,586)
Net investment income Class B shares, ($0.04 and $0.06 per share, respectively)	(7,523)	(12,029)
Net investment income Class C shares, ($0.04 and $0.06 per share, respectively)	(38,925)	(60,360)

Net distributions to shareholders	(173,267)	(169,975)
Increase (decrease) in net assets from Fund share transactions	(4,709,514)	5,739,352

Increase (decrease) in net assets	(915,518)	8,569,920
Net assets, beginning of fiscal year	34,360,434	25,790,514

Net assets, end of fiscal year (including undistributed net investment income of $170,430 and $145,349, respectively)	$33,444,916	$34,360,434

Heritage Series Trust—Core Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*	Class C Shares*
	For the Period Ended October 31, 2005†	For the Period Ended October 31, 2005†
Net asset value, beginning of period	$14.29	$14.29

Income from Investment Operations:
Net investment loss	(0.01)	(0.05)
Net realized and unrealized loss on investments	0.01	(0.01)

Total from Investment Operations	0.00	(0.06)

Net asset value, end of period	$14.29	$14.23

Total Return (%) (a) (b)	0.00	(0.42)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%) (c)	1.65	2.40
Without expenses waived (%) (c)	3.25	4.00
Net investment loss to average daily net assets (%) (c)	(0.09)	(0.85)
Portfolio turnover rate (%)	66	66
Net assets, end of period ($ millions)	19	10

*	Per share amounts have been calculated using the monthly average share method.
†	For the period May 2, 2005 (commencement of operations) to October 31, 2005.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Diversified Growth Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of fiscal year	$25.26	$23.92	$18.21	$17.98	$27.46	$24.02	$22.92	$17.57	$17.48	$26.98	$24.02	$22.92	$17.57	$17.48	$26.98

Income from Investment Operations:
Net investment loss	(0.22)	(0.23)	(0.23)	(0.23)	(0.13)	(0.39)	(0.40)	(0.37)	(0.37)	(0.28)	(0.39)	(0.40)	(0.37)	(0.37)	(0.28)
Net realized and unrealized gain (loss) on investments	2.89	1.57	5.94	0.46	(5.82)	2.73	1.50	5.72	0.46	(5.69)	2.73	1.50	5.72	0.46	(5.69)

Total from Investment Operations	2.67	1.34	5.71	0.23	(5.95)	2.34	1.10	5.35	0.09	(5.97)	2.34	1.10	5.35	0.09	(5.97)

Less Distributions:
Distributions from net realized gains	(1.21)	—	—	—	(3.53)	(1.21)	—	—	—	(3.53)	(1.21)	—	—	—	(3.53)

Net asset value, end of fiscal year	$26.72	$25.26	$23.92	$18.21	$17.98	$25.15	$24.02	$22.92	$17.57	$17.48	$25.15	$24.02	$22.92	$17.57	$17.48

Total Return (%) (a)	10.66	5.60	31.36	1.28	(23.66)	9.80	4.80	30.45	0.51	(24.23)	9.80	4.80	30.45	0.51	(24.23)

Ratios and Supplemental Data
Expenses to average daily net assets	1.34	1.38	1.48	1.45	1.47	2.09	2.13	2.23	2.20	2.22	2.09	2.13	2.23	2.20	2.22
Net investment loss to average daily net assets (%)	(0.81)	(0.92)	(1.14)	(1.13)	(0.63)	(1.55)	(1.67)	(1.89)	(1.88)	(1.39)	(1.55)	(1.68)	(1.89)	(1.88)	(1.39)
Portfolio turnover rate (%)	75	92	152	201	249	75	92	152	201	249	75	92	152	201	249
Net assets, end of fiscal year ($ millions)	127	80	60	41	38	19	22	22	16	15	67	65	52	36	30

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of fiscal year	$24.74	$26.06	$22.18	$27.20	$50.91	$22.82	$24.22	$20.77	$25.66	$48.87	$22.82	$24.21	$20.77	$25.65	$48.86

Income from Investment Operations:
Net investment loss	(0.04)	(0.12)	(0.05)	(0.10)	(0.18)	(0.22)	(0.30)	(0.21)	(0.28)	(0.40)	(0.21)	(0.30)	(0.21)	(0.28)	(0.40)
Net realized and unrealized gain (loss) on investments	1.74	(1.20)	3.93	(4.92)	(14.92)	1.61	(1.10)	3.66	(4.61)	(14.20)	1.60	(1.09)	3.65	(4.60)	(14.20)

Total from Investment Operations	1.70	(1.32)	3.88	(5.02)	(15.10)	1.39	(1.40)	3.45	(4.89)	(14.60)	1.39	(1.39)	3.44	(4.88)	(14.60)

Less Distributions:
Distributions from net realized gains	—	—	—	—	(8.61)	—	—	—	—	(8.61)	—	—	—	—	(8.61)

Net asset value, end of fiscal year	$26.44	$24.74	$26.06	$22.18	$27.20	$24.21	$22.82	$24.22	$20.77	$25.66	$24.21	$22.82	$24.21	$20.77	$25.65

Total Return (%) (a)	6.87	(5.07)	17.49	(18.46)	(34.31)	6.09	(5.78)	16.61	(19.06)	(34.82)	6.09	(5.74)	16.62	(19.03)	(34.82)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.35	1.28	1.30	1.26	1.22	2.10	2.03	2.05	2.01	1.97	2.10	2.03	2.05	2.01	1.97
Without expenses waived (%)	1.43	1.28	1.30	1.26	1.22	2.18	2.03	2.05	2.01	1.97	2.18	2.03	2.05	2.01	1.97
Net investment loss to average daily net assets (%)	(0.14)	(0.46)	(0.22)	(0.37)	(0.53)	(0.92)	(1.22)	(0.96)	(1.12)	(1.28)	(0.87)	(1.22)	(0.97)	(1.12)	(1.28)
Portfolio turnover rate (%)	154	122	177	158	205	154	122	177	158	205	154	122	177	158	205
Net assets, end of fiscal year ($ millions)	53	103	166	117	93	15	23	29	27	40	32	69	93	78	92

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*						Class B Shares*						Class C Shares*
	For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31
	2005	2004	2003	2002		2001	2005	2004	2003	2002		2001	2005	2004	2003	2002		2001
Net asset value, beginning of fiscal year	$20.95	$17.93	$14.68	$17.14		$27.41	$19.66	$16.89	$13.94	$16.39		$26.49	$19.66	$16.89	$13.94	$16.39		$26.48

Income from Investment Operations:
Net investment income (loss)	0.09	0.05	0.10	(0.09	)(a)	(0.13)	(0.08)	(0.09)	(0.03)	(0.20	)(a)	(0.29)	(0.08)	(0.09)	(0.03)	(0.20	)(a)	(0.28)
Net realized and unrealized gain (loss) on investments	4.49	3.12	3.15	(2.37)		(7.83)	4.20	2.93	2.98	(2.25)		(7.50)	4.20	2.93	2.98	(2.25)		(7.50)

Total from Investment Operations	4.58	3.17	3.25	(2.46)		(7.96)	4.12	2.84	2.95	(2.45)		(7.79)	4.12	2.84	2.95	(2.45)		(7.78)

Less Distributions:
Dividends from net investment income	(0.33)	(0.15)	—	—		—	(0.20)	(0.07)	—	—		—	(0.20)	(0.07)	—	—		—
Distributions from net realized gains	—	—	—	—		(2.31)	—	—	—	—		(2.31)	—	—	—	—		(2.31)

Total Distributions	(0.33)	(0.15)	—	—		(2.31)	(0.20)	(0.07)	—	—		(2.31)	(0.20)	(0.07)	—	—		(2.31)

Net asset value, end of fiscal year	$25.20	$20.95	$17.93	$14.68		$17.14	$23.58	$19.66	$16.89	$13.94		$16.39	$23.58	$19.66	$16.89	$13.94		$16.39

Total Return (%) (b)	21.98	17.74	22.14	(14.35)		(31.37)	21.06	16.85	21.16	(14.95)		(31.86)	21.06	16.85	21.16	(14.95)		(31.83)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.78	1.78	1.78	1.85	(a)	1.90	2.53	2.53	2.53	2.60	(a)	2.65	2.53	2.53	2.53	2.60	(a)	2.65
Without expenses waived (%)	2.00	2.15	2.43	2.81		2.16	2.75	2.90	3.18	3.56		2.91	2.75	2.90	3.18	3.56		2.91
Net investment income (loss) to average daily net assets (%)	0.38	0.24	0.63	(0.54)		(0.63)	(0.36)	(0.46)	(0.17)	(1.30)		(1.36)	(0.35)	(0.46)	(0.25)	(1.30)		(1.36)
Portfolio turnover rate (%)	78	162	133	234		174	78	162	133	237		174	78	162	133	234		174
Net assets, end of fiscal year ($ millions)	50	29	23	7		5	4	2	1	1		1	73	47	26	11		5

*	Per share amounts have been calculated using the monthly average share method.
(a)	Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares. Prior to July 1, 2002, the expense limits of the International Equity Fund’s Class A, Class B and Class C shares were 1.90%, 2.65% and 2.65%, respectively. Thereafter, the expense limits of Class A, Class B and Class C shares were 1.78%, 2.53% and 2.53%, respectively.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*							Class C Shares*
	For the Fiscal Years Ended October 31							For the Fiscal Years Ended October 31							For the Fiscal Years Ended October 31
	2005	2004	2003	2002		2001		2005	2004	2003	2002		2001		2005	2004	2003	2002		2001
Net asset value, beginning of fiscal year	$24.57	$21.67	$17.99	$20.21		$23.19		$23.15	$20.58	$17.21	$19.50		$22.66		$23.16	$20.59	$17.22	$19.51		$22.67

Income from Investment Operations:
Net investment loss	(0.13)	(0.15)	(0.14)	(0.19	)(a)	(0.21	)(a)	(0.31)	(0.30)	(0.27)	(0.33	)(a)	(0.35	)(a)	(0.31)	(0.31)	(0.27)	(0.33	)(a)	(0.35	)(a)
Net realized and unrealized gain (loss) on investments	3.35	3.05	3.82	(1.44)		1.34		3.15	2.87	3.64	(1.37)		1.30		3.15	2.88	3.64	(1.37)		1.30

Total from Investment Operations	3.22	2.90	3.68	(1.63)		1.13		2.84	2.57	3.37	(1.70)		0.95		2.84	2.57	3.37	(1.70)		0.95

Less Distributions:
Distributions from net realized gains	—	—	—	(0.59)		(4.11)		—	—	—	(0.59)		(4.11)		—	—	—	(0.59)		(4.11)

Net asset value, end of fiscal year	$27.79	$24.57	$21.67	$17.99		$20.21		$25.99	$23.15	$20.58	$17.21		$19.50		$26.00	$23.16	$20.59	$17.22		$19.51

Total Return (%) (b)	13.11	13.38	20.46	(8.50)		6.70		12.27	12.49	19.58	(9.18)		5.93		12.26	12.48	19.57	(9.18)		5.93

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses recovered (%)	1.15	1.20	1.28	1.27	(a)	1.55	(a)	1.90	1.95	2.03	2.02	(a)	2.30	(a)	1.90	1.95	2.03	2.02	(a)	2.30	(a)
Without expenses recovered (%)	1.15	1.20	1.28	1.27		1.50		1.90	1.95	2.03	2.01		2.25		1.90	1.95	2.03	2.01		2.25
Net investment loss to average daily net assets (%)	(0.48)	(0.64)	(0.72)	(0.88)		(1.04)		(1.23)	(1.38)	(1.47)	(1.64)		(1.80)		(1.23)	(1.39)	(1.46)	(1.64)		(1.80)
Portfolio turnover rate (%)	146	124	163	171		218		146	124	163	171		218		146	124	163	171		218
Net assets, end of fiscal year ($ millions)	633	370	217	174		56		60	58	53	39		13		284	214	149	100		31

*	Per share amounts have been calculated using the monthly average share method.
(a)	The fiscal years ended October 31, 2002 and 2001 includes payment of previously waived management fees to the Manger for Class A, B and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of fiscal year	$32.19	$29.00	$21.36	$24.41	$29.17	$29.69	$26.95	$19.99	$23.11	$27.97	$29.70	$26.96	$20.00	$23.12	$27.98

Income from Investment Operations:
Net investment income (loss)	(0.13)	(0.16)	(0.19)	0.02	(0.11)	(0.34)	(0.37)	(0.35)	(0.15)	(0.29)	(0.34)	(0.36)	(0.35)	(0.15)	(0.29)
Net realized and unrealized gain (loss) on investments	2.43	3.35	7.83	(1.48)	(1.70)	2.23	3.11	7.31	(1.38)	(1.62)	2.23	3.10	7.31	(1.38)	(1.62)

Total from Investment Operations	2.30	3.19	7.64	(1.46)	(1.81)	1.89	2.74	6.96	(1.53)	(1.91)	1.89	2.74	6.96	(1.53)	(1.91)

Less Distributions:
Distributions from net realized gains	(1.56)	—	—	(1.59)	(2.95)	(1.56)	—	—	(1.59)	(2.95)	(1.56)	—	—	(1.59)	(2.95)

Net asset value, end of fiscal year	$32.93	$32.19	$29.00	$21.36	$24.41	$30.02	$29.69	$26.95	$19.99	$23.11	$30.03	$29.70	$26.96	$20.00	$23.12

Total Return (%) (a)	7.08	11.00	35.77	(6.98)	(6.40)	6.26	10.17	34.82	(7.72)	(7.10)	6.26	10.16	34.79	(7.72)	(7.10)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.30 (b)	1.33	1.30	1.30	1.30	2.05 (b)	2.08	2.05	2.05	2.05	2.05 (b)	2.08	2.05	2.05	2.05
Without expenses waived/recovered (%)	1.25	1.33	1.42	1.34	1.33	2.00	2.08	2.17	2.09	2.08	2.00	2.08	2.17	2.09	2.08
Net investment income (loss) to average daily net assets (%)	(0.39)	(0.50)	(0.83)	0.06	(0.42)	(1.13)	(1.26)	(1.58)	(0.64)	(1.17)	(1.13)	(1.26)	(1.58)	(0.66)	(1.17)
Portfolio turnover rate (%)	50	59	45	54	85	50	59	45	54	85	50	59	45	54	85
Net assets, end of fiscal year ($ millions)	225	182	111	83	92	13	15	14	10	10	91	78	57	43	44

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	The fiscal year ended October 31, 2005 includes payment of previously waived management fees to the Manager for Class A, B and C shares.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of fiscal year	$17.58	$16.00	$13.43	$16.99	$20.49	$17.10	$15.62	$13.15	$16.70	$20.16	$17.10	$15.62	$13.16	$16.69	$20.16

Income from Investment Operations:
Net investment income (loss)	0.19	0.18	0.14	0.10	0.19	0.05	0.05	0.04	(0.02)	0.02	0.05	0.05	0.04	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	1.93	1.54	2.50	(3.59)	(2.42)	1.88	1.49	2.43	(3.53)	(2.35)	1.89	1.49	2.42	(3.51)	(2.38)

Total from Investment Operations	2.12	1.72	2.64	(3.49)	(2.23)	1.93	1.54	2.47	(3.55)	(2.33)	1.94	1.54	2.46	(3.53)	(2.34)

Less Distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.07)	(0.07)	(0.30)	(0.04)	(0.06)	—	—	(0.16)	(0.04)	(0.06)	—	—	(0.16)
Distributions from net realized gains	—	—	—	—	(0.97)	—	—	—	—	(0.97)	—	—	—	—	(0.97)

Total Distributions	(0.16)	(0.14)	(0.07)	(0.07)	(1.27)	(0.04)	(0.06)	—	—	(1.13)	(0.04)	(0.06)	—	—	(1.13)

Net asset value, end of fiscal year	$19.54	$17.58	$16.00	$13.43	$16.99	$18.99	$17.10	$15.62	$13.15	$16.70	$19.00	$17.10	$15.62	$13.16	$16.69

Total Return (%) (a)	12.12	10.78	19.78	(20.63)	(11.57)	11.29	9.90	18.78	(21.16)	(12.21)	11.35	9.90	18.69	(21.15)	(12.26)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.45	1.45	1.45	1.45	1.45	2.20	2.20	2.20	2.20	2.20	2.20	2.20	2.20	2.20	2.20
Without expenses waived (%)	1.86	1.85	2.04	1.72	1.69	2.61	2.60	2.79	2.47	2.44	2.61	2.60	2.79	2.47	2.44
Net investment income (loss) to average daily net assets (%)	1.00	1.03	1.02	0.60	0.94	0.25	0.27	0.29	(0.14)	0.11	0.25	0.29	0.27	(0.15)	0.18
Portfolio turnover rate (%)	14	9	123	66	76	14	9	123	66	76	14	9	123	66	76
Net assets, end of fiscal year ($ millions)	13	14	11	10	13	3	3	3	2	2	17	17	12	10	13

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Notes to Financial Statements

Note 1:	Significant Accounting Policies. Heritage Series Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in seven series, the Core Equity Fund, the Diversified Growth Fund, the Growth Equity Fund, the International Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund and the Value Equity Fund (each, a “Fund” and collectively, the “Funds”). The Core Equity Fund primarily seeks long-term growth through capital appreciation. The Diversified Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The International Equity Fund primarily seeks capital appreciation through investments in a portfolio of international equity securities. The Mid Cap Stock Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with medium market capitalization. The Small Cap Stock Fund seeks long-term capital appreciation by investing primarily in the equity securities of companies with small market capitalization. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A and Class C shares. Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class A share investments greater than $1 million, where a maximum sales charge is waived, may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Effective February 1, 2004, Class B shares were not available for direct purchase. Class B shares will continue to be available through exchanges and dividend reinvestments as described in the Fund’s prospectus. Class B shares were sold and are still subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class B shares are not available for the Core Equity Fund. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies:

Security Valuation: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If the security is traded on the Nasdaq Stock Market, the official NASDAQ closing price is used. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, when prices are not reflective of market value, or when a significant event has been recognized with respect to a security, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the International Equity Fund calculates its daily net asset value per share. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Transactions: The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Equity Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net

Heritage Series Trust

Notes to Financial Statements

(continued)

realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency contracts and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Contracts: The International Equity Fund is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies and to enhance total return. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Index Futures Contracts: The Value Equity Fund invests in index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Futures contracts are valued at their quoted daily settlement prices by the board of trade or exchange by which they are traded. The Fund is required to maintain margin deposits through which it buys and sells futures contracts or writes future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures position declines so that a fund has market exposure on such contract, the broker will require the Fund to deposit variation margin. If the value of an open futures position increases so that a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the Fund. The aggregate principal amounts of the contracts are not recorded in the financial statements. The variation margin receivable or payable, as applicable, is included in the accompanying Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized futures gains (losses). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date.

Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Heritage Series Trust

Notes to Financial Statements

(continued)

Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets.

Offering and Organizational Costs: Offering costs of $64,542 associated with the formation of the Core Equity Fund were accounted for as a deferred charge and are amortized on a straight-line basis over 12 months from the date of commencement of operations. Also, organizational costs of $33,893 associated with the formation of the Fund were charged and expensed as they were incurred.

Other: Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 2:	Fund Shares. At October 31, 2005, there were an unlimited number of shares of beneficial interest of no par value authorized.

Core Equity Fund

Transactions in Class A and C shares of the Fund during the period ended October 31, 2005, were as follows:

	Class A Shares		Class C Shares
	Shares	Amount	Shares	Amount
Shares sold/exchanged	1,463,450	$21,302,501	765,505	$11,101,270
Shares redeemed	(150,573)	(2,162,923)	(35,750)	(508,856)

Net increase	1,312,877	$19,139,578	729,755	$10,592,414

Shares outstanding:
Beginning of period	—		—

End of period	1,312,877		729,755

Heritage Series Trust

Notes to Financial Statements

(continued)

Diversified Growth Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	2,312,149	$61,295,754	46,350	$1,161,819	391,191	$9,780,245
Shares issued on reinvestment of distributions	149,383	3,912,348	35,477	880,550	129,075	3,203,643
Shares redeemed	(866,569)	(23,062,808)	(216,819)	(5,453,095)	(563,028)	(14,123,304)

Net increase (decrease)	1,594,963	$42,145,294	(134,992)	$(3,410,726)	(42,762)	$(1,139,416)

Shares outstanding:
Beginning of fiscal year	3,163,073		901,333		2,713,930

End of fiscal year	4,758,036		766,341		2,671,168

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	1,283,804	$32,301,743	86,265	$2,062,627	830,552	$20,082,605
Shares redeemed	(614,553)	(15,465,892)	(132,499)	(3,195,043)	(396,125)	(9,541,973)

Net increase (decrease)	669,251	$16,835,851	(46,234)	$(1,132,416)	434,427	$10,540,632

Shares outstanding:
Beginning of fiscal year	2,493,822		947,567		2,279,503

End of fiscal year	3,163,073		901,333		2,713,930

Growth Equity Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	358,598	$9,280,054	1,793	$42,635	64,620	$1,534,209
Shares redeemed	(2,516,894)	(65,379,060)	(395,335)	(9,441,929)	(1,783,093)	(42,574,276)

Net decrease	(2,158,296)	$(56,099,006)	(393,542)	$(9,399,294)	(1,718,473)	$(41,040,067)

Shares outstanding:
Beginning of fiscal year	4,154,569		1,015,289		3,024,739

End of fiscal year	1,996,273		621,747		1,306,266

Heritage Series Trust

Notes to Financial Statements

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	1,440,408	$38,560,709	35,833	$887,618	416,191	$10,299,687
Shares issued on reinvestment of distributions	322,124	8,816,532	162,348	4,125,251	238,173	6,049,594
Shares redeemed	(3,963,192)	(101,362,002)	(375,412)	(8,855,776)	(1,487,218)	(34,964,155)

Net decrease	(2,200,660)	$(53,984,761)	(177,231)	$(3,842,907)	(832,854)	$(18,614,874)

Shares outstanding:
Beginning of fiscal year	6,355,229		1,192,520		3,857,593

End of fiscal year	4,154,569		1,015,289		3,024,739

International Equity Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	1,045,430	$25,001,701	91,166	$2,007,569	1,072,211	$23,810,999
Shares issued on reinvestment of distributions	18,455	426,865	915	19,946	21,264	463,338
Shares redeemed	(462,632)	(10,879,460)	(9,341)	(206,916)	(421,079)	(9,266,123)

Net increase	601,253	$14,549,106	82,740	$1,820,599	672,396	$15,008,214

Shares outstanding:
Beginning of fiscal year	1,364,660		102,618		2,409,049

End of fiscal year	1,965,913		185,358		3,081,445

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	822,448	$16,156,244	35,518	$652,816	1,115,397	$20,359,090
Shares issued on reinvestment of distributions	9,797	187,619	310	5,596	6,788	122,733
Shares redeemed	(737,793)	(14,265,252)	(14,489)	(266,500)	(266,565)	(4,902,753)

Net increase	94,452	$2,078,611	21,339	$391,912	855,620	$15,579,070

Shares outstanding:
Beginning of fiscal year	1,270,208		81,279		1,553,429

End of fiscal year	1,364,660		102,618		2,409,049

Heritage Series Trust

Notes to Financial Statements

(continued)

Mid Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	11,709,547	$309,478,386	103,329	$2,552,129	3,150,787	$78,616,962
Shares redeemed	(4,004,119)	(107,071,538)	(313,349)	(7,810,192)	(1,487,693)	(37,318,460)

Net increase (decrease)	7,705,428	$202,406,848	(210,020)	$(5,258,063)	1,663,094	$41,298,502

Shares outstanding:
Beginning of fiscal year	15,071,424		2,500,497		9,249,897

End of fiscal year	22,776,852		2,290,477		10,912,991

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	7,380,370	$173,167,713	212,929	$4,593,048	3,165,821	$69,748,380
Shares redeemed	(2,332,922)	(54,047,340)	(267,117)	(5,835,738)	(1,135,325)	(24,950,029)

Net increase (decrease)	5,047,448	$119,120,373	(54,188)	$(1,242,690)	2,030,496	$44,798,351

Shares outstanding:
Beginning of fiscal year	10,023,976		2,554,685		7,219,401

End of fiscal year	15,071,424		2,500,497		9,249,897

Small Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	3,042,749	$100,451,905	18,012	$544,843	701,518	$21,082,596
Shares issued on reinvestment of distributions	265,169	8,840,746	24,233	741,274	132,386	4,052,329
Shares redeemed	(2,124,232)	(69,515,875)	(109,965)	(3,297,313)	(456,057)	(13,661,608)

Net increase (decrease)	1,183,686	$39,776,776	(67,720)	$(2,011,196)	377,847	$11,473,317

Shares outstanding:
Beginning of fiscal year	5,657,530		503,849		2,639,082

End of fiscal year	6,841,216		436,129		3,016,929

Heritage Series Trust

Notes to Financial Statements

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	2,543,574	$81,326,669	58,779	$1,676,185	831,936	$24,201,478
Shares redeemed	(717,885)	(22,488,981)	(61,671)	(1,789,357)	(292,791)	(8,517,179)

Net increase (decrease)	1,825,689	$58,837,688	(2,892)	$(113,172)	539,145	$15,684,299

Shares outstanding:
Beginning of fiscal year	3,831,841		506,741		2,099,937

End of fiscal year	5,657,530		503,849		2,639,082

Value Equity Fund

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	90,605	$1,719,662	17,543	$327,456	106,754	$1,976,894
Shares issued on reinvestment of distributions	6,296	117,354	396	7,229	2,022	36,876
Shares redeemed	(211,742)	(4,071,168)	(36,093)	(679,448)	(221,375)	(4,144,369)

Net decrease	(114,841)	$(2,234,152)	(18,154)	$(344,763)	(112,599)	$(2,130,599)

Shares outstanding:
Beginning of fiscal year	774,604		196,923		1,015,953

End of fiscal year	659,763		178,769		903,354

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold/exchanged	219,801	$3,721,729	38,172	$635,457	396,294	$6,449,332
Shares issued on reinvestment of distributions	5,582	91,539	715	11,478	3,571	57,354
Shares redeemed	(157,192)	(2,666,029)	(28,085)	(469,493)	(125,147)	(2,092,015)

Net increase	68,191	$1,147,239	10,802	$177,442	274,718	$4,414,671

Shares outstanding:
Beginning of fiscal year	706,413		186,121		741,235

End of fiscal year . . . .	774,604		196,923		1,015,953

Heritage Series Trust

Notes to Financial Statements

(continued)

A redemption fee of 2% of the value of the shares sold is imposed on fund shares sold (by redemption or exchange to another Heritage mutual fund) within seven (7) calendar days of their acquisition by purchase or exchange. For the fiscal year ended October 31, 2005, to offset the costs and market impact associated with short-term money movements, the Fund received redemption fees as follows:

Redemption Fees
Core Equity Fund	$330
Diversified Growth Fund	141
Growth Equity Fund	2,504
International Equity Fund	3,772
Mid Cap Stock Fund	14,632
Small Cap Stock Fund	6,054
Value Equity Fund	170

Note 3:	Purchases and Sales of Securities. For the fiscal year ended October 31, 2005, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Investment Securities
	Purchases	Sales
Core Equity Fund	$31,348,969	$5,623,183
Diversified Growth Fund	159,319,816	141,914,649
Growth Equity Fund	224,218,568	328,877,025
International Equity Fund	111,599,871	77,423,974
Mid Cap Stock Fund	1,455,200,488	1,201,507,588
Small Cap Stock Fund .	199,540,172	152,903,710
Value Equity Fund	4,460,238	7,452,438

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Trust’s Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Funds agreed to pay to the Manager the following annual fee as a percentage of each Fund’s average daily net assets, which is computed daily and payable monthly. When average daily net assets exceed the Fund’s respective break point, the management fee is reduced to the subsequent management fee on those assets greater than the break point.

	Management Fee	Break Point
Core Equity Fund	0.75%	No Break Point

Diversified Growth Fund	1.00%	First $50 million
	0.75%	$50 million to $500 million
	0.70%	$500 million to $1 billion
	0.65%	Over $1 billion

Growth Equity Fund	0.75%	First $1 billion
	0.70%	Over $1 billion

International Equity Fund	1.00%	First $100 million
	0.80%	$100 million to $1 billion
	0.70%	Over $1 billion

Heritage Series Trust

Notes to Financial Statements

(continued)

	Management Fee	Break Point

Mid Cap Stock Fund	0.75%	First $500 million
	0.70%	$500 million to $1 billion
	0.65%	Over $1 billion

Small Cap Stock Fund	1.00%	First $50 million
	0.75%	Over $50 million

Value Equity Fund	0.75%	First $500 million
	0.70%	Over $500 million

The Manager has contractually agreed to waive its management fee and, if necessary, reimburse each Fund to the extent that Class A, Class B and Class C shares annual operating expenses exceed that Fund’s average daily net assets attributable to that class for the fiscal year ended October 31, 2005 as follows:

	Class A Shares	Class B and Class C Shares
Core Equity Fund	1.65%	2.40	%(a)
Diversified Growth Fund	1.60%	2.35%
Growth Equity Fund	1.35%	2.10%
International Equity Fund	1.78%	2.53%
Mid Cap Stock Fund	1.45%	2.20%
Small Cap Stock Fund	1.40%	2.15%
Value Equity Fund	1.45%	2.20%

(a)	Class C Shares only. The Core Equity Fund does not offer Class B Shares.

If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal years ending October 31, 2007 and 2006, respectively, each Fund may be required to pay the Manager a portion or all of the waived management fees for the following funds in the amount indicated:

	2007	2006
Core Equity Fund	$71,918	$—
Growth Equity Fund	110,000	—
International Equity Fund	221,000	255,378
Value Equity Fund	150,000	131,340

In addition to waiving all management fees for the Core Equity Fund, the Manager also reimbursed $81,082 in expenses to the Fund which may be recovered before the fiscal year ending October 31, 2007. Management fees of $156,000 were recovered by the Manager from the Small Cap Stock Fund for the fiscal year ended October 31, 2005. No other management fees were recovered from the Trust for the fiscal year ended October 31, 2005.

The Manager entered into a subadvisory agreement with Julius Baer Investment Management Inc. (“Julius Baer”) to provide to the International Equity Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager.

The Manager entered into a subadvisory agreement with Dreman Value Management, LLC (“Dreman”) to provide to the Value Equity Fund investment advice, portfolio management services (including the placement of brokerage orders), and certain compliance and other services for a fee payable by the Manager. Eagle Asset Management, Inc. (“Eagle”), serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

Heritage Series Trust

Notes to Financial Statements

(continued)

The Manager has entered into agreements with Eagle (with respect to Core Equity Fund, Diversified Growth Fund, Growth Equity Fund, Mid Cap Stock Fund and Value Equity Fund) and with Eagle and Awad Asset Management, Inc. (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services (including the placement of brokerage orders), and certain compliance and other services for an annualized fee payable by the Manager equal to 0.50% of the Fund’s average daily net assets without regard to any reduction due to the imposition of expense limitations.

Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay Raymond James & Associates, Inc. (the “Distributor”) an annualized fee pursuant to the Class A shares Distribution Plan of 0.25% of the average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor an annualized fee of up to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase the Class B shares was accepted. The Manager, Eagle, Awad Asset Management, Inc. and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

The manager is also the Shareholder Servicing Agent for the Trust and Fund Accountant for the Core Equity Fund, the Diversified Growth Fund, the Growth Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund and the Value Equity Fund. For the 11-month period ended September 30, 2005, the manager was reimbursed for Shareholder Servicing and Fund Accounting expenses incurred plus an additional 10%. Effective October 1, 2005, for Shareholder Servicing fees, the manager receives payment from the Trust at a fixed fee per account plus any out-of-pocket expenses. Effective October 1, 2005, for all the funds of the Trust except the International Equity Fund, the manager receives payment for Fund Accounting services at a fixed fee per fund, a fixed fee per class and any out-of-pocket expenses. The manager does not provide Fund Accounting services for the International Equity Fund.

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust and Heritage Income Trust, investment companies that also are advised by the Manager of the Trust (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $23,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each of the Heritage Mutual Funds. In addition, each independent Trustee that serves on the Audit Committee or Compliance Committee will receive $500 for attendance at their respective meeting (in person or telephonic). The Lead Independent Trustee, the Audit Committee Chair, and the Compliance Committee Chair each will receive an annual retainer of $2,500, in addition to meeting fees. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

Total front-end and contingent deferred sales charges paid to the Distributor for the fiscal year ended October 31, 2005, were as follows:

	Front-end Sales Charge	Contingent Deferred Sales Charge
	Class A Shares	Class A Shares	Class B Shares	Class C Shares
Core Equity Fund	$141,850	$—	$—	$386
Diversified Growth Fund	126,986	34	36,834	6,719
Growth Equity Fund	29,278	316	88,642	5,585
International Equity Fund	133,947	—	2,624	3,336
Mid Cap Stock Fund	1,080,502	4,083	143,181	38,692
Small Cap Stock Fund	438,301	154	28,735	10,873
Value Equity Fund	19,818	—	9,624	2,803

Heritage Series Trust

Notes to Financial Statements

(continued)

The Distributor paid sales commission to salespersons from these fees and incurred other distribution costs.

Total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to the Distributor for the fiscal year ended October 31, 2005 were as follows:

	Total Agency Brokerage Commissions	Paid To Raymond James & Associates, Inc.
Core Equity Fund	$23,669	$—
Diversified Growth Fund	445,753	10,438
Growth Equity Fund	688,442	—
International Equity Fund	277,306	6,948
Mid Cap Stock Fund	3,396,214	37,000
Small Cap Stock Fund	854,134	35,154
Value Equity Fund	11,788	—

Note 5:	Federal Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

Core Equity Fund:

For the period ended October 31, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $33,271. A capital loss carryforward in the amount of $3,265 may be applied to any net taxable gains until its expiration date in 2013.

Diversified Growth Fund:

For the fiscal year ended October 31, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $2,279,758.

Growth Equity Fund:

For the fiscal year ended October 31, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $703,863. The Fund, subject to certain limitations under the Internal Revenue Code, has net tax basis capital loss carryforwards of $95,075,340. Capital loss carryforwards of $16,931,277 were utilized in the fiscal year ended October 31, 2005. Capital loss carryforwards in the amount of $37,759,979, $57,002,642, and $312,719 may be applied to any net taxable gains until their expiration dates in 2009, 2010 and 2011, respectively.

Heritage Series Trust

Notes to Financial Statements

(continued)

International Equity Fund:

For the fiscal year ended October 31, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency losses and investments in passive foreign investment companies, the Fund increased (credited) undistributed net investment income and decreased (debited) accumulated net realized loss $498,083. Capital loss carryforwards of $275,104 were utilized in the fiscal year ended October 31, 2005.

Mid Cap Stock Fund:

For the fiscal year ended October 31, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) accumulated net realized gain $6,417,221. Capital loss carryforwards of $4,601,400 were utilized in the fiscal year ended October 31, 2005.

Small Cap Stock Fund:

For the fiscal year ended October 31, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $2,029,617, and decreased (debited) accumulated net realized gain $134 and paid in capital $2,029,483.

Value Equity Fund:

The Fund has net tax basis capital loss carryforward of $5,117,378. Capital loss carryforwards of $1,910,974 were utilized in the fiscal year ended October 31, 2005. Capital loss carryforwards in the amount of $3,265,402 and $1,851,976 may be applied to any net taxable gains until their expiration dates in 2010 and 2011, respectively.

For income tax purposes, distributions paid during the fiscal years ended October 31, 2005 and 2004 were as follows:

	Ordinary Income		Long-Term Capital Gains
	2005	2004	2005	2004
Core Equity Fund	$—	$—	$—	$—
Diversified Growth Fund	—	—	8,419,961	—
Growth Equity Fund	—	—	—	—
International Equity Fund	980,653	347,295	—	—
Mid Cap Stock Fund	—	—	—	—
Small Cap Stock Fund	—	—	15,012,045	—
Value Equity Fund	173,267	169,975	—	—

Heritage Series Trust

Notes to Financial Statements

(continued)

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards
Core Equity Fund	$—	$—	$(3,265)
Diversified Growth Fund	—	11,646,448	—
Growth Equity Fund	—	—	(95,075,340)
International Equity Fund	2,984,922	8,600,830	—
Mid Cap Stock Fund	25,073,635	46,678,713	—
Small Cap Stock Fund	—	11,741,700	—
Value Equity Fund	170,430	—	(5,117,378)

Note 6:	Subsequent Event. The Board of Trustees of the Heritage Series Trust, at a special meeting held on September 13, 2005, unanimously approved the merger of the Growth Equity Fund into the Capital Appreciation Trust and the merger of the Value Equity Fund into the Growth and Income Trust. Each shareholder of Class A, Class B or Class C shares of the Growth Equity Fund and Value Equity Fund will receive the number of full and fractional shares equal in value to that shareholder’s shares of the corresponding class of Capital Appreciation Trust and Growth and Income Trust, respectively, as of the closing date of the merger, which is expected to be on or about December 23, 2005. As a result of the merger, and of limitations imposed under Section 382 of the Internal Revenue Code, the Growth Equity Fund and Value Equity Fund may not be able to use all of its capital loss carryforwards prior to their expiration if the reorganization is consummated. In addition, as disclosed in footnote 4, previously waived management fees in the Growth Equity Fund and Value Equity Fund, that may otherwise have been recoverable through 2007 will no longer be recoverable upon consummation of the merger. On September 23, 2005 the Growth Equity Fund and Value Equity Fund suspended all fund share subscription activity.

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and

    Shareholders of Heritage Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Series Trust-Core Equity Fund, Heritage Series Trust-Diversified Growth Fund, Heritage Series Trust-Growth Equity Fund, Heritage Series Trust-International Equity Fund, Heritage Series Trust-Mid Cap Stock Fund, Heritage Series Trust-Small Cap Stock Fund and Heritage Series Trust-Value Equity Fund (constituting the Heritage Series Trust, hereafter referred to as the “Fund”) at October 31, 2005, the results of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Heritage Series Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee

Affiliated Trustees **

Thomas A. James (63) 880 Carillon Parkway St. Petersburg, FL 33716	Trustee and Chairman	Since inception in 1993	Chairman of the Board since 1986; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle since 1984.	12	Outback Steakhouse, Inc.

Richard K. Riess (56) 880 Carillon Parkway St. Petersburg, FL 33716	Trustee	Since 2000 Since inception in 1993	Executive Vice President and Managing Director for Asset Management of RJF since 1998; CEO of Eagle since 1996; CEO of Heritage since 2000.	12	N/A

Independent Trustees

C. Andrew Graham (65) 880 Carillon Parkway St. Petersburg, FL 33716	Trustee	Since inception in 1993	First Financial Advisors, Ltd. & Graham Financial Partners LLC (financial planning insurance and investment services) since 1999.	12	N/A

Keith B. Jarrett (57) 880 Carillon Parkway St. Petersburg, FL 33716	Trustee	Since 2005	President, KBJ, LLC (investment company) since 2001; Principal, Rockport Funding, LLC (specialty finance), and Ajax Partners (investment partnership) since 2003; President and CEO, TF Ventures (information technology), 1998-2001.	12	Penn Virginia Resources

William J. Meurer (62) 880 Carillon Parkway St. Petersburg, FL 33716	Trustee	Since 2003	Private Financial Consultant since September 2000.	12	Sykes Enterprises Inc.

James L. Pappas (62) 880 Carillon Parkway St. Petersburg, FL 33716	Trustee	Since 1993	Lykes Professor of Banking and Finance, University of South Florida since 1986; President, Graduate School of Banking 1995-2005.	12	N/A

David M. Phillips (66) 880 Carillon Parkway St. Petersburg, FL 33716	Trustee	Since inception in 1993	Chief Executive Officer, Evare LLC (information services) since 2003.	12	CCC Information Services, Inc.

Eric Stattin (72) 880 Carillon Parkway St. Petersburg, FL 33716	Trustee	Since inception in 1993	Private Investor since 1988.	12	N/A

Heritage Series Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee

Independent Trustees (continued)

Deborah L. Talbot, PhD (55) 880 Carillon Parkway St. Petersburg, FL 33716	Trustee	Since 2002	Independent Consultant and Researcher; Founder and Chairman of the Board, Creative Tampa Bay since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	12	N/A

Officers

Stephen G. Hill (46) 880 Carillon Parkway St. Petersburg, FL 33716	President	Since 2005	President of Heritage; President and Chief Operating Officer of Eagle since 2000.	N/A	N/A

K.C. Clark (46) 880 Carillon Parkway St. Petersburg, FL 33716	Executive Vice President and Principal Executive Officer,	Since 2000	Executive Vice President and Chief Operating Officer of Heritage since 2000.	N/A	N/A

Andrea N. Mullins (38) 880 Carillon Parkway St. Petersburg, FL 33716	Treasurer and Secretary, Principal Financial Officer	Since 2003 Since 2004	Treasurer and Vice President – Finance of Heritage since 2003; Vice President – Fund Accounting of Heritage, 1996-2003.	N/A	N/A

Mathew J. Calabro (39) 880 Carillon Parkway St Petersburg, FL 33716	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Funds and Heritage since 2005; Vice President – Transfer Agent of Heritage, 1997-2005.	N/A	N/A

Deborah A. Malina (39) 880 Carillon Parkway St. Petersburg, FL 33716	Assistant Secretary	Since 2000	Compliance Advisor of Heritage since 2000.	N/A	N/A

The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184.

*	Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000. Officers are elected annually for one year terms.

**	Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

Heritage Series Trust

Core Equity Fund

Diversified Growth Fund

Growth Equity Fund

International Equity Fund

Mid Cap Stock Fund

Small Cap Stock Fund

Value Equity Fund

(the “Funds”)

Renewal of Investment Advisory and Subadvisory Agreements

(unaudited)

Overview. At a meeting held August 16, 2005, the Board of Trustees, including the independent Trustees (together, the “Board”), approved the renewal of each Fund’s investment advisory agreement with Heritage Asset Management, Inc. (“Heritage”) and each subadvisory agreement (each an “Advisory Agreement”) between Heritage and Eagle Asset Management, Inc. (“Eagle”), Awad Asset Management, Inc. (“Awad”), Julius Baer Investment Management LLC (“Julius Baer”) and Dreman Value Investment Management, LLC (“Dreman”). With respect to the Growth Equity Fund and the Value Equity Fund, the Board approved the renewal of the Advisory Agreements for each of these Funds subject to Heritage recommending a plan of action for reorganizing each Fund or another comparable action. With respect to the Core Equity Fund, the Board did not consider the renewal of its applicable Advisory Agreements because those Agreements initially are for a two-year term.

In reaching this decision, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, has been provided with information and reports relevant to the annual renewal of each Fund’s Advisory Agreement, including: reports regarding the services and support provided to each Fund and its shareholders by Heritage and the subadvisers; reports on each Fund’s performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing, as applicable, Heritage’s and each subadviser’s investment philosophy, investment strategy, personnel and operation; compliance and audit reports concerning the Heritage Funds, Heritage and each subadviser, including responses to any issues raised therein; and information on relevant developments in the mutual fund industry and how the Heritage Funds and/or Heritage are responding to them. As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing information about the Funds, Heritage and each subadviser. The Board posed questions to various management personnel of Heritage regarding certain key aspects of the material submitted in support of the renewal.

With respect to the renewal of each Advisory Agreement, the Board considered all factors it believed relevant, including: (1) the nature, extent and quality of services provided to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided to the Fund and the profits realized or to be realized by Heritage, the subadviser and their respective affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Heritage and the subadviser with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived or anticipated to be derived by Heritage or the subadviser from its relationship with the Fund. In addition, with respect to the Growth Equity Fund and Value Equity Fund, the Board considered Heritage’s recommendation to approve the renewal of the Advisory Agreements for those Funds subject to Heritage recommending a plan of action for reorganizing each Fund or another comparable action by the end of 2005.

Provided below is an overview of the factors the Board considered at the August meeting. The Board did not identify any particular information that was most relevant to its consideration to renew each Advisory Agreement and each Trustee may have afforded different weight to the various factors.

Heritage Series Trust

Renewal of Investment Advisory and Subadvisory Agreements

(unaudited)

(continued)

Nature, Extent and Quality of Services. The Board considered that Heritage and each subadviser are experienced in serving as an investment adviser for their respective Funds. Heritage oversees and monitors the performance and services provided by each subadviser and is responsible for the selection of the Subadvisers to the respective Funds. Heritage provides investment management, administration, transfer agent and fund accounting services to the Funds with the exception of fund accounting services for the International Equity Fund. In addition, Heritage is responsible for the oversight of compliance with Fund policies and objectives, review of brokerage matters, oversight of Fund compliance with applicable law, and implementation of Board directives as they relate to the Funds. Heritage also provides advisory services to one other non-investment company client.

With respect to the subadvisers, each subadviser is responsible for making investment decisions on behalf of their respective Funds and placing all orders for the purchase and sale of investments for their respective Fund with brokers or dealers. The Board considered the industry experience of each subadviser’s investment advisory team. In addition, the Board considered Heritage’s recommendation to continue to retain each subadviser.

The Board also considered information provided regarding: (1) the Heritage and subadviser personnel who provide services to the Funds; (2) the adequacy of Heritage’s and each subadviser’s compliance program and a certification to this effect; and (3) the financial information regarding Heritage and each subadviser.

Investment Performance.

(1) With respect to the Diversified Growth Fund, the Board considered the performance of the Fund relative to its primary benchmark and peer group. In this connection, the Board noted the following: (a) the Fund’s relative performance over the three- and five-year periods was better than its peers while its one-year performance trailed its peers; (b) the Fund’s overall 4-star Morningstar rating; and (c) the Fund’s performance was lower for the short-term periods to the performance of other accounts with similar investment objectives managed by Eagle.

(2) With respect to the Growth Equity Fund, the Board considered the performance of the Fund relative to its primary benchmark and peer group. In this connection, the Board noted that the Fund’s relative performance over the one-, three- and five-year periods trailed its peer group and similar accounts managed by Eagle.

(3) With respect to the International Equity Fund, the Board considered the performance of the Fund relative to its primary benchmark and peer group. In this connection, the Board noted the following: (a) the Fund’s relative one- and three-year performance is significantly better than its peers, which is the period in which Julius Baer commenced managing the Fund; (b) the Fund’s 3-star Morningstar rating for the three-year period; and (c) the Fund’s performance for the one-year period was similar to that of another fund managed by Julius Baer, but slightly lower over the three-year period.

(4) With respect to the Mid Cap Stock Fund, the Board considered the performance of the Fund relative to its primary benchmark and peer group. In this connection, the Board noted the following: (a) the Fund’s one- and five-year performance was significantly better than its peer group while its three-year performance trailed its peers; (b) the Fund’s overall 4-star Morningstar rating; and (c) the Fund’s performance was lower for the short-term periods to the performance of other accounts with similar investment objectives managed by Eagle.

(5) With respect to the Small Cap Stock Fund, the Board considered the performance of the Fund relative to its primary benchmark and peer group. In this connection, the Board noted the following: (a) the Fund’s five-year and ten-year performance was significantly better than its peer group while its one-year and three-year performance trailed its peers; (b) the Fund’s overall 4-star Morningstar rating; (c) the Fund’s performance was higher compared to the performance of other accounts with similar objectives managed by Eagle over the

Heritage Series Trust

Renewal of Investment Advisory and Subadvisory Agreements

(unaudited)

(continued)

three-year and five-year periods but similar over the one-year period; and (d) the Fund’s performance was better than the performance of other accounts with similar objectives managed by Awad over the three-year and five-year periods but similar for shorter-term periods.

(6) With respect to the Value Equity Fund, the Board considered the performance of the Fund relative to its primary benchmark and peer group. In this connection, although the Board noted that the Fund’s relative performance over the one-year period was better than its peer group, the three-, five- and ten-year periods trailed its peer group. The Board also noted that the Fund’s relative performance over the one- and two-year periods trailed a similar mutual fund and similar accounts managed by Dreman, which is the period in which it commenced managing the Fund.

Costs, Profitability and Economies of Scale. The Board considered the advisory fees payable by each Fund under each Advisory Agreement. In this connection, the Board evaluated Heritage’s costs and profitability in providing services to each Fund. The Board noted that Heritage’s profits on the services it provides to the Diversified Growth Fund, Mid Cap Stock Fund and Small Cap Stock Fund are reasonable in light of the fact that Heritage provides services at a low cost to investors, manages each Fund’s assets, and provides a comprehensive compliance program for the Funds. The Board further noted that Heritage incurred losses on the operation of the Growth Equity Fund, International Equity Fund and Value Equity Fund while continuing to provide services at a reasonable cost to investors, manage each Fund’s assets, and provide a comprehensive compliance program for the Funds. With respect to the Growth Equity Fund, the loss by Heritage on the operation of the Fund was due to declining assets in the Fund. With respect to the Value Equity Fund, the Board noted that asset growth was difficult due to a similar mutual fund managed by the subadviser, which Heritage represented has larger assets under management and lower overall fund expenses.

The Board also considered the advisory fees paid by each Fund in light of fees paid by comparable mutual funds. In this connection, the Board considered the management fee and the expense ratio for each Fund as compared to the average management fee and expense ratio of its peer group. The Board noted that:

(1) With respect to the Diversified Growth Fund, (a) the Fund’s expense ratio, even without the effect of the expense cap arrangement for fiscal 2005, was below the average of its peer group; (b) Heritage proposed to lower its advisory fee on the first $50 million in assets; and (c) the Fund’s expense ratio continues to decline as the assets of the Fund increase. With respect to the subadvisory agreement, the Board considered Eagle’s representation that the fees it charges in connection with the Fund are not higher than those charged to other institutional clients with similar investment objectives and asset levels. The Board also considered that the Fund’s expense ratio has dropped over the last several years due to increased economies of scale.

(2) With respect to the Growth Equity Fund, the Fund’s expense ratio, taking into consideration the expense cap arrangement, is below that of its peer group. With respect to the subadvisory agreement, the Board considered the subadviser’s representation that the fees it charges in connection with the Fund are lower than those charged to other institutional clients with similar investment objectives and asset levels.

(3) With respect to the International Equity Fund, the Fund’s expense ratio, including the expense cap arrangement for fiscal 2005, is slightly higher than the average of its peer group, although it remains competitive when compared to international funds of similar size. In addition, the Board noted that the Fund’s expense ratio continues to decline as the assets of the Fund increase. With respect to the subadvisory agreement, the Board considered Julius Baer’s representation that the fees it charges in connection with the Fund are in line with those charged to other clients.

Heritage Series Trust

Renewal of Investment Advisory and Subadvisory Agreements

(unaudited)

(continued)

(4) With respect to the Mid Cap Stock Fund, the Fund’s expense ratio, even without the effect of the expense cap arrangement for fiscal 2005, was below the average of its peer group. In addition, the Board noted that the Fund’s expense ratio continues to decline as the assets of the Fund increase. With respect to the subadvisory agreement, the Board considered Eagle’s representation that the fees it charges in connection with the Fund are not higher than those charged to other institutional clients with similar investment objectives and asset levels. The Board also considered that the Fund’s expense ratio has dropped over the last several years due to increased economies of scale.

(5) With respect to the Small Cap Stock Fund, (a) the Fund’s expense ratio, without taking into consideration the expense cap arrangement for fiscal 2005, was below the average of its peer group; (b) Heritage proposed to lower its advisory fee on the first $50 million in assets; and (c) the Fund’s expense ratio continues to decline as the assets of the Fund increase. With respect to the subadvisory agreements, the Board considered: (a) Eagle’s representation that the fees it charges in connection with the Fund are not higher than those charged to other institutional clients with similar investment objectives and asset levels; and (b) Awad’s representation that the Fund pays less fees than other institutional clients with the exception of two other accounts. The Board also considered that the Fund’s expense ratio has dropped over the last several years due to increased economies of scale.

(6) With respect to the Value Equity Fund, the Fund’s expense ratio, taking into consideration the expense cap arrangement, is higher than that of its peer group. With respect to the subadvisory agreement, the Board considered the subadviser’s representation that the fees it charges in connection with the Fund are lower than those charged to other institutional clients with similar investment objectives and asset levels.

The Board considered that each Fund’s management fee structure provides for breakpoints, which are a reduction of the applicable advisory fee rate as assets increase. The Board noted that Heritage added two additional “breakpoints” to its advisory fees for each Fund last year in order to pass on any economies of scale it realizes to shareholders when a Fund has sufficient assets to benefit from such breakpoints. The Board noted that additional breakpoints are not necessary with respect to the Growth Equity Fund, due to the declining asset base of the Fund, and with respect to the Value Equity Fund, due to the stable asset base and the proposed reorganization of the Fund.

The Board further considered that Heritage had committed to continue the contractual expense cap arrangement through each Fund’s 2006 fiscal year, which is subject to renewal by the Board and Heritage on an annual basis or, for the Growth Equity Fund and Value Equity Fund, until the consummation of the reorganizations.

The Board also considered that shareholders of the Funds may realize economies of scale through: (a) reduced advisory and administration fees achieved when each Fund’s asset size reaches breakpoints in the fee schedules instituted by Heritage; (b) increased services to the Funds; (c) the waivers and/or reimbursements Heritage provides as a result of the contractual expense limitations on each Fund’s total operating expenses; or (d) fee or expense reductions under the transfer agent agreement.

Benefits. In evaluating Heritage’s compensation, the Board considered other benefits that may be realized by Heritage and its affiliates from their relationship with the Funds. In this connection, the Board noted, among other things, that Heritage also serves as the transfer agent and fund accountant for the Funds, with the exception of fund accounting services for the International Equity Fund, and receives compensation for acting in these capacities, and is responsible for, among other things, coordinating each Fund’s audits, financial statements and tax returns and managing expenses and budgeting for the Funds.

Heritage Series Trust

Renewal of Investment Advisory and Subadvisory Agreements

(unaudited)

(continued)

The Board also considered that another affiliate of Heritage, Raymond James & Associates, Inc. (“RJA”), serves as the principal underwriter and distributor for the Funds, and as such, receives Rule 12b-1 payments from the Funds to compensate them for providing service and distribution activities. The Board considered that these payments could lead to growth in each Fund’s assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, another affiliate of Heritage, Raymond James Financial Services, Inc., has entered into an agreement with RJA to sell fund shares and receives compensation from RJA.

Conclusions. Based on these considerations, the Board concluded with respect to each Fund that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of Heritage’s and each subadviser’s services; (2) the performance of the Diversified Growth Fund, International Equity Fund, Mid Cap Stock Fund and Small Cap Stock Fund each was satisfactory in light of all the factors considered by the Board; (3) although the Growth Equity Fund and Value Equity Fund underperformed in comparison to their peer groups, Heritage and the subadvisers should continue to provide investment advisory services until the proposed reorganization of each Fund is consummated or a similar action is taken; (4) Heritage’s fee rate payable under the Advisory Agreements was reasonable in the context of all the factors considered by the Board; (5) each subadviser’s fee rate was reasonable in the context of all the factors considered by the Board; and (6) the advisory fee rate structure and each Fund’s total operating expenses currently provide each Fund’s shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to renew each Advisory Agreement. The Board’s determinations with respect to the renewal of each Advisory Agreement for the Growth Equity Fund and Value Equity Fund were subject to Heritage recommending a plan of action for reorganizing each Fund or another comparable action.

Heritage Series Trust

2005 Federal Income Tax Notice

(unaudited)

For the fiscal year ended October 31, 2005, certain dividends paid by the Heritage Series Trust–Value Equity Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The Fund designates a maximum amount of $173,267 as qualified dividend income, which is 100% of what was distributed. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Heritage Series Trust

Descriptions of Indices

Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index): An index, with dividends reinvested, representative of the securities markets of twenty developed market countries in Europe, Australasia and the Far East.

Russell 3000® Index: Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of May 31, 2005, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $386.9 billion to $182.6 million.

Russell 1000® Index: Measures the performance of the 1,000 largest companies in the Russell 3000® Index, representative of the U.S. large capitalization securities market.

Russell 2000® Index: Measures the performance of the 2,000 smallest companies in the Russell 3000® Index, representative of the U.S. small capitalization securities market.

Russell 1000® Growth Index: Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics.

Russell 1000® Value Index: Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values, representative of U.S. securities exhibiting value characteristics.

Russell 2000® Growth Index: Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics.

Russell 2000® Value Index: Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values, representative of U.S. securities exhibiting value characteristics.

Russell Midcap® Index: Measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. As of May 31, 2005, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion.

Russell Midcap® Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Russell Midcap® Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index): is an unmanaged index of 500 widely-held large stocks that are considered representative of the U.S. stock market.

Standard & Poor’s MidCap 400 Index: is an unmanaged index consisting of 400 mid-sized domestic companies chosen for market size, liquidity and industry group representation.

Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

Item 2. Code of Ethics

As of the end of the period October 31, 2005, Heritage Series Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. Heritage Series Trust has not made any amendments to its code of ethics during the covered period. Heritage Series Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of Heritage Series Trust has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $142,000 for the year ended October 31, 2004, and $164,000 for the year ended October 31, 2005.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the year ended October 31, 2004 and $18,000 for the year ended October 31, 2005. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $31,000 for the year ended October 31, 2004, and $51,000 for the year ended October 31, 2005.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $18,000 for the year ended October 31, 2004, and $21,000 for the year ended October 31, 2005. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2004, and $0 for the year ended October 31, 2005.

(d) All Other Fees

For the fiscal years ended October 31, 2005 and 2004, registrant paid PwC no other fees. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for any other services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2004, and $0 for the year ended October 31, 2005.

(e) Registrant’s Audit Committee Charter provides that the audit committee (comprised of the Independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s Audit Committee Charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. Registrant’s Audit Committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2005, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending October 31, 2004, and October 31, 2005, were $0 and $0.

(h) Registrant’s Audit Committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Heritage Series Trust have concluded that such disclosure controls and procedures are effective as of January 4, 2006.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Heritage Series Trust that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE SERIES TRUST

Date: January 4, 2006

/s/ K.C. Clark
K.C. Clark
Executive Vice President and
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 4, 2006

/s/ K.C. Clark
K.C. Clark
Executive Vice President and
Principal Executive Officer

Date: January 4, 2006

/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer